                                                                  Exhibit 4.2(b)




                            TRENWICK CAPITAL TRUST I

                    -----------------------------------------


                    AMENDED AND RESTATED DECLARATION OF TRUST


                          Dated as of January 31, 1997

                    -----------------------------------------

                                TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
ARTICLE I                     INTERPRETATION AND DEFINITIONS....................................................  1

         SECTION 1.1          Definitions.........................................................................1

ARTICLE II                    TRUST INDENTURE ACT.................................................................8

         SECTION 2.1          Trust Indenture Act; Application....................................................8
         SECTION 2.2          Lists of Holders of Securities......................................................9
         SECTION 2.3          Reports by the Property Trustee.....................................................9
         SECTION 2.4          Periodic Reports to Property Trustee................................................9
         SECTION 2.5          Evidence of Compliance with Conditions Precedent....................................9
         SECTION 2.6          Events of Default; Waiver...........................................................9
         SECTION 2.7          Event of Default; Notice.......................................................... 11

ARTICLE III                   ORGANIZATION...................................................................... 11

         SECTION 3.1          Name.............................................................................. 11
         SECTION 3.2          Office............................................................................ 12
         SECTION 3.3          Purpose........................................................................... 12
         SECTION 3.4          Authority......................................................................... 12
         SECTION 3.5          Title to Property of the Trust.................................................... 12
         SECTION 3.6          Powers and Duties of the Administrative Trustees.................................. 12
         SECTION 3.7          Prohibition of Actions by the Trust and the Trustees.............................. 15
         SECTION 3.8          Powers and Duties of the Property Trustee......................................... 16
         SECTION 3.9          Certain Duties and Responsibilities of the Property Trustee....................... 18
         SECTION 3.10         Certain Rights of Property Trustee................................................ 19
         SECTION 3.11         Delaware Trustee.................................................................. 21
         SECTION 3.12         Not Responsible for Recitals or Issuance of Securities............................ 22
         SECTION 3.13         Duration of Trust................................................................. 22
         SECTION 3.14         Mergers........................................................................... 22

ARTICLE IV                    SPONSOR........................................................................... 23

         SECTION 4.1          Sponsor's Purchase of Common Securities........................................... 23
         SECTION 4.2          Responsibilities of the Sponsor................................................... 23
         SECTION 4.3          Right to Proceed.................................................................. 24

ARTICLE V                     TRUSTEES.......................................................................... 24

         SECTION 5.1          Number of Trustees; Appointment of Co-Trustee..................................... 24
         SECTION 5.2          Delaware Trustee.................................................................. 25
         SECTION 5.3          Property Trustee; Eligibility..................................................... 25
         SECTION 5.4          Certain Qualifications of Administrative Trustees and Delaware
                              Trustee Generally................................................................. 26

                                                                                                               Page
                                                                                                               ----
         SECTION 5.5          Administrative Trustees........................................................... 26
         SECTION 5.6          Delaware Trustee.................................................................. 27
         SECTION 5.7          Appointment, Removal and Resignation of Trustees.................................. 27
         SECTION 5.8          Vacancies among Trustees.......................................................... 28
         SECTION 5.9          Effect of Vacancies............................................................... 28
         SECTION 5.10         Meetings.......................................................................... 29
         SECTION 5.11         Delegation of Power............................................................... 29
         SECTION 5.12         Merger, Conversion, Consolidation or Succession to Business....................... 29
         SECTION 5.13         Undertaking for Costs............................................................. 29

ARTICLE VI                    DISTRIBUTIONS..................................................................... 30

         SECTION 6.1          Distributions..................................................................... 30

ARTICLE VII                   ISSUANCE OF SECURITIES............................................................ 30

         SECTION 7.1          General Provisions Regarding Securities........................................... 30
         SECTION 7.2          Execution and Authentication...................................................... 31
         SECTION 7.3          Form and Dating................................................................... 31
         SECTION 7.4          Registrar and Paying Agent........................................................ 33
         SECTION 7.5          Paying Agent to Hold Money in Trust............................................... 33
         SECTION 7.6          Replacement Securities............................................................ 34
         SECTION 7.7          Outstanding Capital Securities.................................................... 34
         SECTION 7.8          Capital Securities in Treasury.................................................... 34
         SECTION 7.9          Temporary Securities.............................................................. 34
         SECTION 7.10         Cancellation...................................................................... 35
         SECTION 7.11         CUSIP Numbers..................................................................... 36

ARTICLE VIII                  DISSOLUTION OF TRUST.............................................................. 36

         SECTION 8.1          Dissolution of Trust.............................................................. 36

ARTICLE IX                    TRANSFER OF INTERESTS............................................................. 37

         SECTION 9.1          Transfer of Securities............................................................ 37
         SECTION 9.2          Transfer Procedures and Restrictions.............................................. 37
         SECTION 9.3          Deemed Security Holders........................................................... 45
         SECTION 9.4          Book-Entry Interests.............................................................. 45
         SECTION 9.5          Notices to Clearing Agency........................................................ 46
         SECTION 9.6          Appointment of Successor Clearing Agency.......................................... 46

ARTICLE X                     LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
                              TRUSTEES OR OTHERS................................................................ 46

         SECTION 10.1         Liability......................................................................... 46
         SECTION 10.2         Exculpation....................................................................... 47

         SECTION 10.3         Fiduciary Duty.................................................................... 47
         SECTION 10.4         Indemnification................................................................... 48
         SECTION 10.5         Outside Businesses................................................................ 51

ARTICLE XI                    ACCOUNTING........................................................................ 51

         SECTION 11.1         Fiscal Year....................................................................... 51
         SECTION 11.2         Certain Accounting Matters........................................................ 52
         SECTION 11.3         Banking........................................................................... 52
         SECTION 11.4         Withholding....................................................................... 52

ARTICLE XII                   AMENDMENTS AND MEETINGS........................................................... 53

         SECTION 12.1         Amendments........................................................................ 53
         SECTION 12.2         Meetings of the Holders of Securities; Action by Written Consent.................. 54

ARTICLE XIII                  REPRESENTATIONS OF PROPERTY TRUSTEE AND
                              DELAWARE TRUSTEE.................................................................. 56

         SECTION 13.1         Representations and Warranties of Property Trustee................................ 56

ARTICLE XIV                   REGISTRATION RIGHTS............................................................... 57

         SECTION 14.1         Registration Rights Agreement; Additional Interest................................ 57

ARTICLE XV                    MISCELLANEOUS..................................................................... 59

         SECTION 15.1         Notices........................................................................... 59
         SECTION 15.2         Governing Law..................................................................... 60
         SECTION 15.3         Intention of the Parties.......................................................... 60
         SECTION 15.4         Headings.......................................................................... 60
         SECTION 15.5         Successors and Assigns............................................................ 60
         SECTION 15.6         Partial Invalidity................................................................ 61
         SECTION 15.7         Counterparts...................................................................... 61


ANNEX I........................................................................................................ I-1

EXHIBIT A-1................................................................................................... A1-1
EXHIBIT A-2................................................................................................... A2-1

                                               CROSS-REFERENCE TABLE*


       Section of
Trust Indenture Act                                                                                   Section of
of 1939, as amended                                                                                   Declaration
-------------------                                                                                   -----------
310(a)      ...................................................................................       5.3(a)
310(c)      ...................................................................................       Inapplicable
311(c)      ...................................................................................       Inapplicable
312(a)      ...................................................................................       2.2(a)
312(b)      ...................................................................................       2.2(b)
313         ...................................................................................       2.3
314(a)      ...................................................................................       2.4
314(b)      ...................................................................................       Inapplicable
314(c)      ...................................................................................       2.5
314(d)      ...................................................................................       Inapplicable
314(f)      ...................................................................................       Inapplicable
315(a)      ...................................................................................       3.9(b)
315(c)      ...................................................................................       3.9(a)
315(d)      ...................................................................................       3.9(a)
316(a)      ...................................................................................       Annex I
316(c)      ...................................................................................       3.6(a)

-------------------

* This Cross-Reference Table does not constitute part of the Declaration and shall not affect the interpretation of any of its terms or provisions.

                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF
                            TRENWICK CAPITAL TRUST I



                  AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated as of January 31, 1997, among the Trustees (as defined herein) and the Sponsor (as defined herein).

                  WHEREAS, the Delaware Trustee and the Sponsor established Trenwick Capital Trust I (the "Trust"), a statutory business trust formed under the Business Trust Act (as defined herein) pursuant to a Declaration of Trust dated as of January 21, 1997 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on January 21, 1997, for the exclusive purposes of (i) issuing and selling the Trust Securities (as defined herein), (ii) effecting the Exchange Offer or filing a Shelf Registration Statement (each as defined herein), (iii) using the proceeds from the sale of Trust Securities to acquire the Debentures (as defined herein), (iv) making Distributions (as defined herein) to holders of the Trust Securities as provided herein and (v) engaging in only those other activities necessary, advisable or incidental thereto (such as registering the transfer of the Trust Securities);

                  WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

                  WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration fully amend and restate the Original Declaration so as to constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.


                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

SECTION 1.1  Definitions.

                  Unless the context otherwise requires:

                  (a) Capitalized terms used in this Declaration but not defined in the preamble above or elsewhere herein have the respective meanings assigned to them in this Section 1.1;

                  (b) a term defined anywhere in this Declaration has the same meaning throughout;

                  (c) all references to "the Declaration" or "this Declaration" are to this Declaration (including Annex I hereto and Exhibit A hereto) as modified, supplemented or amended from time to time;

                  (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                  (e) a term defined in the Trust Indenture Act (as defined below) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires;

                  (f) a term defined in the Indenture (as defined below) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires; and

                  (g) a reference to the singular includes the plural and vice versa.

                  "Additional Interest" means the additional interest referred to in Article XIV.

                  "Administrative Trustee" has the meaning set forth in Section 5.1.

                  "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

                  "Agent" means any Paying Agent or Registrar.

                  "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

                  "Book-Entry Interest" means a beneficial interest in a Global Certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book-entries by a Clearing Agency as described in Section 9.4.

                  "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York, New York are authorized or required by law or executive order to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time or any successor legislation.

                  "Capital Security Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Capital Securities" has the meaning specified in Section 7.1(a).

                  "Capital Securities Guarantee" means the guarantee agreement dated as of January 31, 1997 of the Sponsor in respect of the Capital Securities, as modified, supplemented or amended from time to time.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Capital Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Capital Securities.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Date" means the "Closing Date" under the Purchase Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable Federal securities laws, then the body performing such duties at such time.

                  "Common Securities" has the meaning specified in Section
7.1(a).

                  "Common Securities Guarantee" means the guarantee agreement dated as of January 31, 1997 of the Sponsor in respect of the Common Securities, as modified, supplemented or amended from time to time.

                  "Company Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee; or (d) any officer, employee or agent of the Trust or its Affiliates.

                  "Compounded Interest" shall have the meaning ascribed to it in the Indenture.

                  "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at The Chase Manhattan Bank, 450 West 33rd Street, 15th Floor, New York, New York 10001.

                  "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) an Affiliate of the Trust; and (b) any Holder of Securities.

                  "Debenture Issuer" means Trenwick Group Inc., a Delaware corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

                  "Debenture Trustee" means The Chase Manhattan Bank, a New York banking corporation, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Debentures" means the 8.82% Junior Subordinated Deferrable Interest Debentures due February 1, 2037 of the Debenture Issuer issued pursuant to the Indenture (including, as applicable, those Debentures issued upon consummation of the Exchange Offer).

                  "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                  "Definitive Capital Securities" has the meaning set forth in
Section 7.3(c).

                  "Delaware Trustee" has the meaning set forth in Section 5.2.

                  "Direct Action" has the meaning set forth in Section 3.8(e).

                  "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

                  "DTC" means The Depository Trust Company, the initial Clearing Agency.

                  "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Exchange Agent" has the meaning set forth in Section 7.4(a).

                  "Exchange Capital Securities" has the meaning set forth in
Section 7.1(a).

                  "Exchange Debentures" means the Debentures issued upon consummation of the Exchange Offer (including pursuant to any Private Exchange (as defined in the Registration Rights Agreement)).

                  "Exchange Offer" means the exchange offer (including any Private Exchange (as defined in the Registration Rights Agreement)) contemplated in Section 2(a) of the Registration Rights Agreement.

                  "Fiduciary Indemnified Person" has the meaning set forth in
Section 10.4(b).

                  "Global Capital Securities" means the Regulation S Global Capital Securities, the Rule 144A Global Capital Securities and the Unrestricted Global Capital Securities.

                  "Global Certificates" means certificates for Capital Securities registered in the name of a Clearing Agency or its nominee.

                  "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Indenture, dated as of January 31, 1997, between the Debenture Issuer and the Debenture Trustee, as modified, supplemented or amended from time to time.

                  "Initial Capital Securities" means 8.82% Subordinated Capital Income Securities (liquidation amount $1,000 per security) of the Trust issued on the Closing Date.

                  "Initial Debentures" means the Debentures as authenticated and issued under the Indenture on the Closing Date.

                  "Initial Purchaser" means Lehman Brothers Inc.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Legal Action" has the meaning set forth in Section
3.6(a)(vii).

                  "Like Amount" has the meaning set forth in Section 3 of Annex
I.

                  "Liquidation Amount" with respect to any Security means the amount designated as such with respect thereto in Section 2(a) of Annex I hereto.

                  "Majority in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate Liquidation Amount of all outstanding Securities of the relevant class.

                  "Offering Memorandum" has the meaning set forth in Section 3.6(a).

                  "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President (however designated), or the Secretary or an Assistant Secretary of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                  (a) a statement that each officer signing the Certificate has read the covenant or condition and the definitions relating thereto;

                  (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Certificate;

                  (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Sponsor, and who shall be acceptable to the Property Trustee.

                  "Participants" has the meaning set forth in Section 7.3(b).

                  "Paying Agent" has the meaning specified in Section 7.4.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Property Trustee" has the meaning set forth in Section
5.3(a).

                  "Property Trustee Account" has the meaning set forth in
Section 3.8(c).

                  "Purchase Agreement" means the Purchase Agreement for the initial offering and sale of Capital Securities.

                  "QIBs" means qualified institutional buyers as defined in Rule 144A.

                  "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

                  "Registrar" has the meaning set forth in Section 7.4.

                  "Registration Rights Agreement" means the Registration Rights Agreement, dated as of January 31, 1997, by and among the Sponsor, the Trust and the Initial Purchaser, as modified, supplemented or amended from time to time.

                  "Registration Statement" means a registration statement filed under the Securities Act.

                  "Regulation S" means Regulation S under the Securities Act, as such regulation may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                  "Regulation S Global Capital Security" has the meaning set forth in Section 7.3(a).

                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Responsible Officer," when used with respect to the Property Trustee, means any officer of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Definitive Capital Securities" has the meaning set forth in Section 7.3(c).

                  "Restricted Capital Security" means a Capital Security required by Section 9.2 to contain a Restricted Securities Legend.

                  "Restricted Securities Legend" has the meaning set forth in
Section 9.2.

                  "Rule 3a-5" means Rule 3a-5 under the Investment Company Act, or any successor rule or regulation.

                  "Rule 144" means Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                  "Rule 144A" means Rule 144A under the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission.

                  "Rule 144A Global Capital Security" has the meaning set forth in Section 7.3(a).

                  "Securities" or "Trust Securities" means the Common Securities and the Capital Securities (including, as applicable, those Capital Securities issued upon consummation of the Exchange Offer and any Private Exchange (as defined in the Registration Rights Agreement)).

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Securities Guarantees" means the Common Securities Guarantee and the Capital Securities Guarantee.

                  "Shelf Registration Statement" means a "shelf" registration statement of the Sponsor and the Trust as contemplated in Section 2(b) of the Registration Rights Agreement.

                  "Special Event" has the meaning set forth in the Indenture.

                  "Sponsor" means Trenwick Group Inc., a Delaware corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

                  "Successor Delaware Trustee" has the meaning set forth in
Section 5.7(a).

                  "Successor Entity" has the meaning set forth in Section
3.14(b).

                  "Successor Property Trustee" has the meaning set forth in
Section 5.7(a).

                  "Successor Securities" has the meaning set forth in Section 3.14(b).

                  "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

                  "Tax Event Maturity Shortening" has the meaning set forth in the Indenture.

                  "10% in Liquidation Amount" means, with respect to the Trust Securities, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 10% of the aggregate Liquidation Amount of all outstanding Securities of the relevant class.

                  "Treasury Regulations" means the income tax regulations, including temporary regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee (including the Property Trustee, the Delaware Trustee and each Administrative Trustee), so long as such Person shall continue as trustee in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                  "Unrestricted Global Capital Security" has the meaning set forth in Section 9.2(b).


                                   ARTICLE II

                               TRUST INDENTURE ACT

SECTION 2.1  Trust Indenture Act; Application.

                  (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                  (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

                  (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2 Lists of Holders of Securities.

                  (a) Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, with a list (i) within five days after each record date for payment of Distributions, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of such record date, provided that neither the Sponsor nor the Administrative Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Trust, and (ii) at any other time, within 30 days of receipt by the Trust of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in a List of Holders given to it or which it receives in its capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3 Reports by the Property Trustee.

                  Within 60 days after May 15 of each year, commencing May 15, 1997, the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

SECTION 2.4  Periodic Reports to Property Trustee.

                  Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

SECTION 2.5 Evidence of Compliance with Conditions Precedent.

                  Each of the Sponsor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6 Events of Default; Waiver.

                  (a) The Holders of a Majority in Liquidation Amount of Capital Securities may, by vote, on behalf of the Holders of all of the Capital Securities, waive any past Event of Default in respect of the Capital Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

                  The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or an Event of Default with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of an Event of Default with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

                  (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate Liquidation Amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and its consequences if all Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such Default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

                  (c) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Capital Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7 Event of Default; Notice.

                  (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default known to a Responsible Officer of the Property Trustee, transmit by mail, first class postage prepaid, to the Holders, the Administrative Trustees and the Sponsor, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein).

                  (b) The Sponsor and the Administrative Trustees shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                  (c) For purposes of this Section 2.7, the Property Trustee shall not be deemed to have knowledge of any Default or Event of Default except:

                  (i) a Default under Sections 5.01(a) and 5.01(b) of the Indenture (other than with respect to the payment of Additional Interest or Compounded Interest); or

                  (ii) any Default or Event of Default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.


                                   ARTICLE III

                                  ORGANIZATION

SECTION 3.1  Name.

                  The Trust shall continue to be named "Trenwick Capital Trust I" as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2  Office.

                  The address of the principal office of the Trust is Trenwick Capital Trust I, c/o Trenwick Group Inc., Metro Center, One Station Place, Stamford, Connecticut 06902. On ten Business Days' prior written notice to the Holders, the Administrative Trustees may designate another principal office.

SECTION 3.3  Purpose.

                  The Trust exists for the exclusive purpose of (a) issuing and selling Securities, (b) using the proceeds from the sale of the Securities to acquire the Debentures, (c) making Distributions to Holders of the Securities as herein provided, (d) effecting the Exchange Offer or filing a Shelf Registration Statement, and (e) except as otherwise limited herein, engaging in only those other activities necessary, advisable or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

SECTION 3.4  Authority.

                  Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers, as set forth in Sections 3.6 and 5.5, shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The authority of the Delaware Trustee is set forth in Section 3.11 hereof.

SECTION 3.5 Title to Property of the Trust.

                  Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6 Powers and Duties of the Administrative Trustees.

                  (a) The Administrative Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                  (i) to issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, however, that
         (A) the Trust may issue no more than two series of Capital Securities and no more than one series of Common Securities, (B) there shall be no interests in the Trust other than the Securities, and (C) the issuance of Securities shall be limited to: (x) a simultaneous issuance of both Capital Securities and Common Securities on the Closing Date and (y) the issuance of a second series of Capital Securities upon the consummation of the Exchange Offer.

                  (ii) in connection with the issue and sale of the Capital Securities and the Common Securities, and in connection with the Exchange Offer or any Shelf Registration Statement, at the direction of the Sponsor, to:

                  (A) prepare and execute, if necessary, an offering memorandum (the "Offering Memorandum") in preliminary and final form prepared by the Sponsor, in relation to the offering and sale of Initial Capital Securities to QIBs in reliance on Rule 144A under the Securities Act, to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and outside the United States to non-U.S. Persons in offshore transactions complying with Rule 903 or 904 of Regulation S under the Securities Act, and to execute and file with the Commission, at such time as is determined by the Sponsor, any Registration Statement, including any amendment thereto, as contemplated by the Registration Rights Agreement and take such actions as are required to effect the Exchange Offer or any Shelf Registration Statement;

                  (B) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, to qualify or register all or part of the Capital Securities in any State or foreign jurisdiction in which the Sponsor has determined to qualify or register such Capital Securities for sale;

                  (C) if deemed necessary or advisable by the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market's National Market for listing or quotation of the Capital Securities;

                  (D) execute and deliver letters, documents, or instruments with DTC and other Clearing Agencies relating to the Capital Securities;

                  (E) if required, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Capital Securities under Section 12(b) or 12(g) of the Exchange Act; and

                  (F) execute and enter into the Purchase Agreement providing for the sale of the Capital Securities, the Registration Rights Agreement, a subscription agreement providing for the sale of the Common Securities, a subscription agreement providing for the sale of the Debentures and any other agreements regarding the issuance and sale of Securities;

                  (iii) to acquire the Initial Debentures with the proceeds of the sale of the Initial Capital Securities and the Common Securities and to exchange the Initial Debentures for a like principal amount of Exchange Debentures pursuant to the Exchange Offer; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Capital Securities and the Holders of the Common Securities;

                  (iv) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event;

                  (v) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

                  (vi) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

                  (vii) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                  (viii) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants, and pay reasonable compensation for such services;

                  (ix) to cause the Trust to comply with the Trust's obligations under this Declaration or the Trust Indenture Act;

                  (x) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

                  (xi) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

                  (xii) to act as, or appoint another Person to act as, Registrar and Exchange Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.4, except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

                  (xiii) to give prompt written notice to the Property Trustee and to Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

                  (xiv) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing;

                  (xv) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Capital Securities or to enable the Trust to effect the purposes for which the Trust was created;

                  (xvi) to take any action, not inconsistent with this Declaration or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                  (A) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (B) causing the Trust to be classified for United States federal income tax purposes as a grantor trust;

                  (C) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes; and

                  (D) taking all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

                  (xvii) to take all action necessary to consummate the Exchange Offer or otherwise cause the Capital Securities to be registered pursuant to an effective Registration Statement in accordance with the provisions of the Registration Rights Agreement.

                  (b) The Administrative Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

                  (c) Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

                  (d) Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Sponsor.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

                  The Trust shall not, and the Trustees (including the Property Trustee) all in their capacities as such and not in their individual capacities shall not, engage in any activity other than as required or authorized by this Declaration. The Trust shall not:

                  (i) invest any proceeds received by the Property Trustee on behalf of the Trust from holding the Debentures, but shall distribute all such proceeds (excluding "Additional Sums" (as defined in the Indenture), which Additional Sums shall be applied by the Property Trustee as directed by the Administrative Trustees), to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                  (vii) other than as provided in this Declaration or Annex I,
         (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any right or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or
         (D) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, unless the Trust shall have received an Opinion of Counsel experienced in such matters to the effect there is no more than an insubstantial risk that the Trust would not be classified for United States federal income tax purposes as a trust subject to the provisions of Section 671 through 679 of the Code (a "grantor trust") on account of such amendment, modification or termination.

SECTION 3.8 Powers and Duties of the Property Trustee.

                  (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                  (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                  (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Securities from the Property Trustee Account in accordance with Section
         6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization", as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice issued by the Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain events.

                  (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of the Securities.

                  (e) Subject to Section 3.9(a) and this Section 3.8(e), the Property Trustee shall have the exclusive right to take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act so require, and if the Property Trustee shall have failed to take such Legal Action, the foregoing to the contrary notwithstanding, the Holders of the Capital Securities may take such Legal Action, to the same extent as if such Holders of Capital Securities held an aggregate principal amount of Debentures equal to the aggregate Liquidation Amount of such Capital Securities, without first proceeding against the Property Trustee or the Trust; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (or in the case of prepayment on the prepayment date), then, the foregoing to the contrary notwithstanding, a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate Liquidation Amount of the Capital Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of Common Securities will be subrogated to the rights of Holders of Capital Securities to the extent of any payment made by the Debenture Issuer to Holders of Capital Securities in such Direct Action. Except as provided in the preceding sentences, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures. The Sponsor hereby covenants that, without the consent of the holders of all the Capital Securities then outstanding, it will not take any action to impair or affect the right of holders of Capital Securities to bring a Direct Action.

                  (f) The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7(a).

                  (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of such Securities.

                  (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

                  (i) Subject to Section 7.4 hereof, for such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but is not required to be) appointed at any time by the Property Trustee.

                  (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6; provided, however, that if the Administrative Trustees appoint the Property Trustee as Registrar, Exchange Agent or Paying Agent pursuant to Section 3.6(a)(xii), the Property Trustee shall have the power hereunder to serve in any such capacity and perform the duties and obligations related thereto.

                  (k) The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

                  (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                  (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and of the Securities, and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                  (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee under the Indenture with respect to the Debentures, or exercising any right or power conferred upon the Property Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration, the Business Trust Act and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to
         Section 3.8(c)(i) and except to the extent otherwise required by law;
         and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

SECTION 3.10  Certain Rights of Property Trustee.

                  (a)  Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                  (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the rights or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be required to supervise, nor shall it be responsible for any misconduct or negligence on the part of, any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee so to act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (A) may request written instructions from the Holders of the Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in conclusively relying on or acting in accordance with such instructions;

                  (xi) the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                  (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration.

                  (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  (c) Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Property Trustee shall be subject to the provisions of this Section.

SECTION 3.11 Delaware Trustee.

                  Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act. Without limiting the generality of the foregoing, the Delaware Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees, the Property Trustee or the Sponsor with their respective duties under this Declaration, nor shall the Delaware Trustee be liable for any default or misconduct of any of the Administrative Trustees, the Property Trustee or the Sponsor. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of
Section 3.9(b)(ii)-(viii) and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 3.12 Not Responsible for Recitals or Issuance of Securities.

                  The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.13 Duration of Trust.

                  The Trust, unless dissolved pursuant to the provisions of
Article VIII hereof, shall have existence up to February 1, 2042.

SECTION 3.14  Mergers.

                  (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or sell, convey, transfer or lease its properties and assets as an entirety, or substantially as an entirety, to any Person, except as described in Section 3.14(b) and (c).

                  (b) The Trust may, at the request of the Sponsor as the holder of all the outstanding Common Securities, with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or sell, convey, transfer or lease its properties and assets as an entirety, or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

                  (i) such successor entity (the "Successor Entity") either:

                  (A) expressly assumes all of the obligations of the Trust with respect to the Securities; or

                  (B) substitutes for the Securities other securities having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Sponsor expressly appoints a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee with respect to the Debentures;

                  (iii) the Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Capital Securities are then listed or quoted, if any;

                  (iv) such merger, consolidation, amalgamation, replacement, sale, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any two nationally recognized statistical rating organizations;

                  (v) such merger, consolidation, amalgamation, replacement, sale, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the

         Securities (including any Successor Securities) in any material respect (other than any dilution of such Holders' interests in the new entity);

                  (vi) such Successor Entity has a purpose identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation, replacement, sale, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

                  (A) such merger, consolidation, amalgamation, replacement, sale, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity); and

                  (B) following such merger, consolidation, amalgamation, replacement, sale, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                  (viii) the Sponsor or any permitted successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Capital Securities Guarantee and the Common Securities Guarantee.

                  (c) Notwithstanding Section 3.14(b), the Trust shall not, except with the consent of the Holders of 100% in Liquidation Amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or sell, convey, transfer or lease its properties and assets as an entirety, or substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, sale, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes.


                                   ARTICLE IV

                                     SPONSOR

SECTION 4.1  Sponsor's Purchase of Common Securities.

                  On the Closing Date, the Sponsor will purchase all of the Common Securities then issued by the Trust, in a Liquidation Amount equal to at least 3% of the total capital of the Trust, at the same time as the Initial Capital Securities are issued and sold.

SECTION 4.2 Responsibilities of the Sponsor.

                  (a) In connection with the issue and sale of the Capital Securities and the Common Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

                  (i) to prepare the Offering Memorandum and to prepare for filing by the Trust with the Commission any Registration Statement, including any amendments thereto, as contemplated by the Registration Rights Agreement (or to delegate such preparation to the Administrative Trustees pursuant to Section 3.6(a)(ii)(A) hereof);

                  (ii) to determine the States and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Administrative Trustees pursuant to Section 3.6(a)(ii)(B) hereof, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States or foreign jurisdictions;

                  (iii) if deemed necessary or advisable by the Sponsor, to prepare for execution and filing by the Administrative Trustees pursuant to Section 3.6(a)(ii)(C) hereof, an application to the New York Stock Exchange or any other national stock exchange or the Nasdaq Stock Market's National Market for listing or quotation of the Capital Securities;

                  (iv) if required, to prepare for filing by the Administrative Trustees pursuant to Section 3.6(a)(ii)(E) hereof with the Commission a registration statement on Form 8-A relating to the registration of the Capital Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto; and

                  (v) to negotiate the terms and cause the preparation of the Purchase Agreement and the Registration Rights Agreement providing for the sale and registration, respectively, of the Capital Securities for execution by the Administrative Trustees pursuant to Section 3.6(a)(ii)(F) hereof.

SECTION 4.3 Right to Proceed.

                  The Sponsor acknowledges the rights of the Holders of Capital Securities, in the event that a failure of the Trust to pay Distributions on the Capital Securities is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures, to institute a proceeding directly against the Debenture Issuer for enforcement of its payment obligations on the Debentures.


                                    ARTICLE V

                                    TRUSTEES

SECTION 5.1 Number of Trustees; Appointment of Co-Trustee.

                  The number of Trustees initially shall be five (5), and:

                  (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

                  (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; provided, however, that, the number of Trustees shall in no event be less than two (2); provided further that (1) one Trustee, in the case of a natural Person, shall be a Person who is a resident of the State of Delaware or that, if not a natural Person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least one Trustee who is an employee or officer of, or is affiliated with the Sponsor (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in Liquidation Amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees, shall have power at any time or times, to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

SECTION 5.2 Delaware Trustee.

                  As required by the Business Trust Act, the Delaware Trustee shall be:

                  (a) a natural Person who is a resident of the State of Delaware; or

                  (b) if not a natural Person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law; provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee may also be the Delaware Trustee in which case Section 3.11 shall have no application.

SECTION 5.3  Property Trustee; Eligibility.

                  (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee which shall:

                  (i) not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

                  (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  (d) The Capital Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

                  (e) The initial Property Trustee shall be:

                       The Chase Manhattan Bank
                       450 West 33rd Street
                       15th Floor
                       New York, New York  10001
                       Attention:  Corporate Trustee Administration Department

SECTION 5.4 Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

                  Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural Person who is at least 21 years of age or a legal entity otherwise satisfying the provisions of this Declaration that shall act through one or more Authorized Officers.

SECTION 5.5 Administrative Trustees.

                  (a) The initial Administrative Trustees shall be:

                           James F. Billett, Jr.
                           Alan L.  Hunte
                           Jane T. Wiznitzer

                  (b) Except as expressly set forth in this Declaration and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one Administrative Trustee.

                  (c) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6.

SECTION 5.6 Delaware Trustee.

                  The initial Delaware Trustee shall be:

                      Chase Manhattan Bank Delaware
                      1201 Market Street
                      Wilmington, Delaware  19801
                      Attention:  Corporate Trustee Administration Department

SECTION 5.7 Appointment, Removal and Resignation of Trustees.

                  (a) Subject to Section 5.7(b), any Trustee may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor;

                  (ii) in the case of Administrative Trustees, after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

                  (iii) in the case of the Property Trustee and the Delaware Trustee, unless an Event of Default shall have occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                  (iv) in the case of the Property Trustee and the Delaware Trustee, if an Event of Default shall have occurred and be continuing after the issuance of the Securities, by vote of Holders of a Majority in Liquidation Amount of the Capital Securities voting as a class at a meeting of the Holders of the Capital Securities.

                  The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor.

                  The Trustee that acts as Delaware Trustee shall not be removed in accordance with this Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

                  (b) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation or removal of the Trustee that acts as the Property Trustee shall be effective:

                  (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                  (B) until the assets of the Trust have been completely liquidated and, after complying with the provisions of Section 3808(e) of the Business Trust Act, the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation or removal of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                  (c) The Holders of the Common Securities shall use their best efforts promptly to appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

                  (d) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
Section 5.7 within 30 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and appropriate, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  (e) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

SECTION 5.8 Vacancies among Trustees.

                  If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees, shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

SECTION 5.9 Effect of Vacancies.

                  The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.10  Meetings.

                  If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time as needed upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meeting of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile) not less than 24 hours before such meeting. Notice of any telephonic meeting of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile) not less than 24 hours before such meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.11 Delegation of Power.

                  (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural Person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6, including any Registration Statement or amendment thereto filed with the Commission, or making any other governmental filing; and

                  (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration or the Securities.

SECTION 5.12  Merger, Conversion, Consolidation or Succession to Business.

                  Any corporation into which any Trustee (excluding any Administrative Trustee that is a natural Person) may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

SECTION 5.13  Undertaking for Costs

                  In any suit for the enforcement of any right or remedy under this Declaration or in any suit against the Property Trustee for any action taken or omitted by it as a Property Trustee, a court in its discretion may require the filing by any party litigant in the suit (other than the Property Trustee) of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees and expenses, against any party litigant in the suit (other than the Property Trustee), having due regard to the merits and good faith of the claims or defenses made by the party litigant.

                                   ARTICLE VI

                                  DISTRIBUTIONS

SECTION 6.1  Distributions.

                  Each Holder shall receive Distributions in accordance with the terms of such Holder's Securities. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture), Additional Interest, additional Distributions, premium and/or principal on the Debentures held by the Property Trustee or any other payments pursuant to the Registration Rights Agreement with respect to the Debentures held by the Property Trustee (but excluding Additional Sums (as defined in the Indenture), which Additional Sums shall be applied by the Property Trustee as directed by the Administrative Trustees) (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a Distribution of the Payment Amount to Holders in accordance with the respective terms of the Securities held by them.

                                   ARTICLE VII

                             ISSUANCE OF SECURITIES

SECTION 7.1  General Provisions Regarding Securities.

                  (a) The Administrative Trustees shall on behalf of the Trust issue one class of Subordinated Capital Income Securities representing undivided beneficial interests in the assets of the Trust, which class may be divided into no more than two series each having such terms as are set forth in Annex I (the "Capital Securities"), and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). At such time, if ever, as the Exchange Debentures are issued, the Administrative Trustees shall on behalf of the Trust issue one series of capital securities representing undivided beneficial interests in the Trust having such terms as are set forth in Annex I (the "Exchange Capital Securities") in exchange for the Initial Capital Securities accepted for exchange in the Exchange Offer, which Exchange Capital Securities shall not bear the legends set forth in Section 9.2 unless the Holder of the Initial Capital Securities is either (i) a broker-dealer who purchased such Initial Capital Securities directly from the Trust for resale pursuant to Rule 144A, or any other available exemption, under the Securities Act, (ii) a Person participating in the distribution of the Initial Capital Securities or
(iii) a Person who is an affiliate (as defined in Rule 144A) of the Trust or unless the Registration Rights Agreement shall require otherwise. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities. The definition of Exchange Capital Securities as used in this Declaration shall be deemed to include any Capital Securities issued in a Private Exchange (as defined in the Registration Rights Agreement), and any Capital Securities issued in a Private Exchange shall be deemed to be of the same series as the Exchange Capital Securities.

                  (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                  (c) Upon receipt of the stated consideration in full, and the subsequent issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

                  (d) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2 Execution and Authentication.

                  (a) The Securities shall be signed on behalf of the Trust by an Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the Person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such Persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such Person was not such an Administrative Trustee.

                  (b) One Administrative Trustee shall sign the Capital Securities for the Trust by manual or facsimile signature. Unless otherwise determined by the Trust, such signature shall, in the case of Common Securities, be a manual signature.

                  (c) A Capital Security shall not be valid until authenticated by the manual signature of an authorized officer of the Property Trustee. The signature shall be conclusive evidence that the Capital Security has been authenticated under this Declaration.

                  (d) Upon a written order of the Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Capital Securities for original issue. The aggregate number of Capital Securities outstanding at any time shall not exceed the number set forth in Annex I hereto except as provided in Section 7.6.

                  (e) The Property Trustee may appoint an authenticating agent acceptable to the Administrative Trustees to authenticate Capital Securities. An authenticating agent may authenticate Capital Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate.

SECTION 7.3 Form and Dating.

                  The Capital Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, typewritten, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Capital Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this

Declaration and to the extent applicable, the Property Trustee, Administrative Trustees and the Sponsor, by their execution and delivery of this Declaration, expressly agree to be bound thereby.

                  (a) Global Securities. Securities offered and sold to QIBs in reliance on Rule 144A or offered and sold outside the United States to non-U.S. Persons in offshore transactions in reliance on Regulation S, as provided in the Purchase Agreement, shall be issued in the form of one or more permanent Global Securities in definitive, fully registered form without Distribution coupons with the appropriate global legends and Restricted Securities Legend set forth in Exhibit A-1 hereto (respectively, a "Rule 144A Global Capital Security" or "Regulation S Global Capital Security"), which shall be deposited on behalf of the purchasers of the Capital Securities represented thereby with the Property Trustee, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by an Administrative Trustee and authenticated by the Property Trustee as hereinafter provided. The number of Capital Securities represented by the Rule 144A Global Capital Security and the Regulation S Global Capital Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

                  (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the Rule 144A Global Capital Securities, the Regulation S Global Capital Securities and such other Capital Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

                           (i) An Administrative Trustee shall execute and the
                  Property Trustee shall authenticate and, in accordance with this Section 7.3, make available for delivery initially one or more Rule 144A Global Capital Securities and one or more Regulation S Global Capital Securities that (A) shall be registered in the name of Cede & Co. or another nominee of such Clearing Agency and (B) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or held by the Property Trustee as custodian for the Clearing Agency.

                           (ii) Members of, or participants in, the Clearing
                  Agency ("Participants") shall have no rights under this Declaration with respect to any Rule 144A Global Capital Security or any Regulation S Global Capital Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Rule 144A Global Capital Security or such Regulation S Global Capital Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Rule 144A Global Capital Security or such Regulation S Global Capital Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Rule 144A Global Capital Security or any Regulation S Global Capital Security.

                  (c) Definitive Capital Securities. Except as provided in
         Section 7.9, owners of beneficial interests in a Rule 144A Global Capital Security or a Regulation S Global Capital Security will not be entitled to receive physical delivery of certificated Capital Securities ("Definitive Capital Securities"). Purchasers of Securities who are "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and did not purchase Capital Securities in reliance on Rule 144A or Regulation S will receive Capital Securities in the form of individual certificates in definitive, fully registered form without Distribution coupons and with the Restricted Securities Legend set forth in Exhibit A-1 hereto ("Restricted Definitive Capital Securities"); provided, however, that upon transfer of such Restricted Definitive Capital Securities to a QIB, such Restricted Definitive Capital Securities will, unless the Rule 144A Global Capital Security has previously been exchanged, be exchanged for an interest in a Rule 144A Global Capital Security pursuant to the provisions of Section 9.2. Restricted Definitive Capital Securities will bear the Restricted Securities Legend set forth on Exhibit A-1 unless removed in accordance with this Section 7.3 or
         Section 9.2.

SECTION 7.4 Registrar and Paying Agent.

                  (a) The Trust shall maintain in The City of New York, (i) an office or agency where Capital Securities may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Capital Securities may be presented for payment ("Paying Agent") and (iii) an office or agency where Securities may be presented for exchange in connection with the Exchange Offer (the "Exchange Agent"). The Registrar shall keep a register of the Capital Securities and of their transfer. The Administrative Trustees shall appoint the Registrar, the Paying Agent and the Exchange Agent and may appoint one or more co-Registrars, one or more additional Paying Agents and one or more additional Exchange Agents in such other locations as they shall determine. The term "Registrar" includes any additional registrar, the term "Paying Agent" includes any additional paying agent and the term "Exchange Agent" includes any additional exchange agent." The Administrative Trustees may change any Registrar or co-Registrar, Paying Agent or Exchange Agent without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees. The Administrative Trustees shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Administrative Trustees fail to appoint or maintain another entity as Registrar, Paying Agent or Exchange Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent, Registrar or Exchange Agent. The Trust shall act as Paying Agent and Registrar for the Common Securities.

                  (b) The Administrative Trustees initially appoint the Property Trustee as Registrar and Paying Agent for the Capital Securities.

SECTION 7.5  Paying Agent to Hold Money in Trust.

                  The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of Liquidation Amounts or Distributions on the Securities, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues or in the event of an Event of Default, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund or account for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6 Replacement Securities.

                  If any Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if any Security is mutilated and is surrendered to the Trust or in the case of the Capital Securities to the Property Trustee, the Trust shall issue, an Administrative Trustee shall execute and the Property Trustee shall authenticate a replacement Security if the requirements of this Section 7.6 are satisfied. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee, is sufficient to protect the Trustees, the Sponsor or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

                  Every replacement Security is a substitute beneficial interest in the Trust to the same extent as the original it replaces.

SECTION 7.7  Outstanding Capital Securities.

                  (a) The Capital Securities outstanding at any time are all the Capital Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

                  (b) If a Capital Security is replaced (pursuant to Section 7.6 hereof), it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced Capital Security is held by a bona fide purchaser satisfying the conditions of this Declaration, including without limitation the provisions of Article IX hereof.

                  (c) If Capital Securities are considered redeemed, including any and all distributions and liquidation preferences, in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate.

                  (d) A Capital Security does not cease to be outstanding because one of the Administrative Trustees, the Sponsor or an Affiliate of the Sponsor holds the Security.

SECTION 7.8 Capital Securities in Treasury.

                  In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Capital Securities owned by the Administrative Trustees, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

SECTION 7.9 Temporary Securities.

                  (a) Until definitive Securities are ready for delivery, the Administrative Trustees may cause to be prepared and execute, and, in the case of the Capital Securities, the Property Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Administrative Trustees consider appropriate for temporary Securities. Without unreasonable delay, the Administrative Trustees shall prepare and, in the case of the

Capital Securities, the Property Trustee shall authenticate definitive Securities in exchange for temporary Securities.

                  (b) A Global Capital Security deposited with the Clearing Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to Section 7.3 shall be transferred to the beneficial owners thereof in the form of certificated Capital Securities only if such transfer complies with
Section 9.2 and (i) the Clearing Agency notifies the Company that it is unwilling or unable to continue as Clearing Agency for such Global Capital Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice, (ii) a Default or an Event of Default has occurred and is continuing or (iii) the Administrative Trustees in their sole discretion elect to cause the issuance of certificated Capital Securities.

                  (c) Any Global Capital Security that is transferable to the beneficial owners thereof in the form of certificated Capital Securities pursuant to this Section 7.9 shall be surrendered by the Clearing Agency to the Property Trustee located in the City of New York, New York, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Capital Security, an equal aggregate Liquidation Amount of Securities of authorized denominations in the form of certificated Capital Securities. Any portion of a Global Capital Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct. Any Capital Security in the form of certificated Capital Securities delivered in exchange for an interest in the Restricted Global Capital Security shall, except as otherwise provided by Sections 7.3 and 9.1, bear the Restricted Securities Legend set forth in Exhibit A-1 hereto.

                  (d) Subject to the provisions of Section 7.9(c), the Holder of a Global Capital Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

                  (e) In the event of the occurrence of any of the events specified in Section 7.9(b), the Administrative Trustees will promptly make available to the Property Trustee a reasonable supply of certificated Capital Securities in fully registered form without Distribution coupons.

SECTION 7.10  Cancellation.

                  The Administrative Trustees at any time may deliver Capital Securities to the Property Trustee for cancellation. The Registrar, Paying Agent and Exchange Agent shall forward to the Property Trustee any Capital Securities surrendered to them for registration of transfer, redemption, exchange or payment. The Property Trustee shall promptly cancel all Capital Securities surrendered for registration of transfer, redemption, exchange, payment, replacement or cancellation and shall dispose of canceled Capital Securities in accordance with its customary procedures unless the Administrative Trustees otherwise direct the Property Trustee in writing. The Trust may not issue new Capital Securities to replace Capital Securities that it has redeemed or that have been delivered to the Property Trustee for cancellation or that any Holder has exchanged.

SECTION 7.11 CUSIP Numbers.

                  The Trust in issuing the Capital Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Capital Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Capital Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Capital Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the CUSIP numbers.


                                  ARTICLE VIII

                              DISSOLUTION OF TRUST

SECTION 8.1 Dissolution of Trust.

                  (a) The Trust shall automatically dissolve:

                  (i) upon the bankruptcy of the Sponsor;

                  (ii) upon the filing of a certificate of dissolution or liquidation or its equivalent with respect to the Sponsor;

                  (iii) following the distribution of a Like Amount of the Debentures to the Holders; provided that the Property Trustee has received a written notice from the Sponsor as the holder of all the outstanding Common Securities directing it to terminate the Trust (which direction is at the discretion of the Sponsor, except as provided below); provided, further, that such distribution is conditioned on the Administrative Trustees' receipt of an opinion by independent tax counsel experienced in such matters, which opinion may rely on published rulings of the Internal Revenue Service, to the effect that the Holders will not recognize any gain or loss for United States federal income tax purposes as a result of the dissolution of the Trust and such distribution of a Like Amount of the Debentures;

                  (iv) upon the entry of a decree of judicial dissolution of the Trust by a court of competent jurisdiction;

                  (v) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                  (vi) upon the repayment of the Debentures or at such time as no Debentures are outstanding;

                  (vii) the expiration of the term of the Trust provided in
         Section 3.13; or

                  (viii) following the distribution of a Like Amount of the Debentures to the Holders of the Securities pursuant to the terms thereof upon receipt of a written notice from the Sponsor that it intends to effect a Tax Event Maturity Shortening and directing the Administrative Trustees to dissolve the Trust and distribute a Like Amount of the Debentures to the Holders of the Securities.

                  (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and after satisfaction of all liabilities of the Trust, the Administrative Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

                  (c) The provisions of Section 3.9 and Article X shall survive the dissolution of the Trust.


                                   ARTICLE IX

                              TRANSFER OF INTERESTS

SECTION 9.1 Transfer of Securities.

                  (a) Subject to this Article IX, Capital Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. Any transfer or purported transfer of any security not made in accordance with this Declaration shall be null and void.

                  (b) The Sponsor may not transfer the Common Securities, except as set forth in Section 10.01 of the Indenture.

                  (c) The Registrar shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge except as provided in Section 7.6 hereof, but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Registrar shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Registrar. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.2 Transfer Procedures and Restrictions.

                  (a) General. Except as otherwise provided in Section 9.2(c), if Capital Securities are issued upon the registration of transfer, exchange or replacement of Capital Securities bearing the Restricted Securities Legend set forth in Exhibit A-1 hereto, or if a request is made to remove such Restricted Securities Legend on Capital Securities, the Capital Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which shall include an Opinion of Counsel licensed to practice law in the State of New York, as may be reasonably required by the Sponsor, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof are made pursuant to an exception from the registration requirements of the Securities Act or, with respect to Restricted Securities, that such Securities are not "restricted" within the meaning of Rule 144. Upon provision of such satisfactory evidence, the Property

Trustee, at the written direction of the Administrative Trustees, shall authenticate and deliver Capital Securities that do not bear the legend.

                  (b) Transfers After Effectiveness of a Registration Statement. Upon exchange of any Capital Securities pursuant to a Registration Statement with respect to the Exchange Offer, except as provided in the Registration Rights Agreement or by the terms of the Capital Securities, all requirements pertaining to Securities Act legends on such Capital Securities will cease to apply, and beneficial interests in a Capital Security in global form without legends will be available to transferees of such Capital Securities, upon exchange of the transferring holder's Restricted Definitive Capital Security or directions to transfer such Holder's beneficial interest in the Rule 144A Global Capital Security or the Regulation S Global Capital Security, as the case may be. No such transfer or exchange of a Restricted Definitive Capital Security or of an interest in the Rule 144A Global Capital Security or the Regulation S Global Capital Security shall be effective unless the transferor delivers to the Trust a certificate in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1. Except as otherwise provided in Section 9.2(m), after the effectiveness of a Registration Statement, the Trust shall issue and the Property Trustee, upon a written order of the Trust signed by one Administrative Trustee, shall authenticate a Capital Security in global form without the Restricted Securities Legend (the "Unrestricted Global Capital Security") to deposit with the Clearing Agent to evidence transfers of beneficial interests from the (i) Rule 144A Global Capital Security or the Regulation S Global Capital Security and (ii) Restricted Definitive Capital Securities.

                  (c) Transfer and Exchange of Definitive Capital Securities. When Definitive Capital Securities are presented to the Registrar or co-Registrar:

                  (x) to register the transfer of such Definitive Capital securities or

                  (y) to exchange such Definitive Capital Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Capital Securities,

the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Capital Securities surrendered for registration of transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (ii) in the case of Definitive Capital Securities that are Restricted Definitive Capital Securities:

                  (A) if such Restricted Capital Securities are being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                  (B) if such Restricted Capital Securities are being delivered to register a transfer: (x) a certification from the transferor in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1, and (y) if the Trust or Registrar so requests, evidence reasonably satisfactory to the Sponsor as to the compliance with the restrictions set forth in the Restricted Securities Legend.

                  (d) Restrictions on Transfer of a Definitive Capital Security for a Beneficial Interest in a Global Capital Security. A Definitive Capital Security may not be exchanged for a beneficial interest in a Global Capital Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Capital Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with:

                  (i) if such Definitive Capital Security is a Restricted Capital Security, a written certificate (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1); provided, however, that such Definitive Capital Security may only be exchanged for an interest in a Regulation S Global Security where such Definitive Capital Security is being transferred pursuant to Regulation S or Rule 144 (if available); and

                  (ii) whether or not such Definitive Capital Security is a Restricted Capital Security, written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the appropriate Global Capital Security to reflect an increase in the number of the Capital Securities represented by such Global Capital Security, then the Property Trustee shall cancel such Definitive Capital Security and cause, or direct the Clearing Agency to cause, the aggregate number of Capital Securities represented by the appropriate Global Capital Security to be increased accordingly. If no Global Capital Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Administrative Trustee, an appropriate number of Capital Securities in global form.

                  (e) Transfer and Exchange of Global Capital Securities. Subject to Section 9.2(f), the transfer and exchange of beneficial interests in Global Capital Securities shall be effected through the Clearing Agency, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

                  (f) Transfer of a Beneficial Interest in a Global Capital Security for a Definitive Capital Security.

                  (i) Any Person having a beneficial interest in a Global Capital Security may upon request, but only upon 20 days prior notice to the Property Trustee, and if accompanied by the information specified below, exchange such beneficial interest for a Definitive Capital Security representing the same number of Capital Securities. Upon receipt by the Property Trustee from the Clearing Agency or its nominee on behalf of any Person having a beneficial interest in a Global Capital Security of written instructions or such other form of instructions as is customary for the Clearing Agency or the Person designated by the Clearing Agency as having such a beneficial interest in a Restricted Capital Security and a certification from the transferor (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1), which may be submitted by facsimile, then the Property Trustee will cause the aggregate number of Capital Securities represented by Global Capital Securities to be reduced on its books and records and, following such reduction, the Administrative Trustees will execute and the Property Trustee will authenticate and make available for delivery to the transferee a Definitive Capital Security.

                  (ii) Definitive Capital Securities issued in exchange for a beneficial interest in a Global Capital Security pursuant to this
         Section 9.2(f) shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Participants or indirect participants or otherwise, shall instruct the Property Trustee in writing. The Property Trustee shall deliver such Capital Securities to the Persons in whose names such Capital Securities are so registered in accordance with such instructions of the Clearing Agency.

                  (g) Restrictions on Transfer and Exchange of Global Capital Securities. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (h) of this Section 9.2), a Global Capital Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

                  Prior to the expiration of the restricted period, as contemplated by Regulation S, beneficial interests in the Regulation S Global Capital Security may be exchanged for beneficial interests in the Rule 144A Global Capital Security only if such exchange occurs in connection with a transfer of the Capital Securities pursuant to Rule 144A and the transferor first delivers to the Property Trustee a written certificate (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1) to the effect that the Capital Securities are being transferred to a Person whom the transferor reasonably believes to be a QIB, purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

                  Beneficial interests in the Rule 144A Global Capital Security may be transferred to a Person who takes delivery in the form of an interest in the Regulation S Global Capital Security, whether before or after the expiration of such restricted period, as contemplated by Regulation S, only if the transferor first delivers to the Property Trustee a written certificate (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if available) and that, if such transfer occurs prior to the expiration of such restricted period, the interest transferred will be held immediately thereafter through Euroclear or CEDEL.

                  (h) Authentication of Definitive Capital Securities. If at any time:

                  (i) there occurs a Default or an Event of Default which is continuing, or

                  (ii) the Administrative Trustees, in their sole discretion, notify the Property Trustee in writing that they elect to cause the issuance of Definitive Capital Securities under this Declaration, then the Administrative Trustees will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Administrative Trustee requesting the authentication and delivery of Definitive Capital Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Capital Securities, equal in number to the number of Capital Securities represented by the Global Capital Securities, in exchange for such Global Capital Securities.

                  (i) Legend.

                  (i) Except as permitted by the following paragraph (ii), each Capital Security certificate evidencing the Global Capital Securities and the Definitive Capital Securities (and all Capital

         Securities issued in exchange therefor or substitution thereof, except in the Exchange Offer) shall bear a legend (the "Restricted Securities Legend") in substantially the following form:

                                    THE CAPITAL SECURITY REPRESENTED HEREBY HAS
                  NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

                                    THE HOLDER OF THIS CAPITAL SECURITY BY ITS
                  ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS CAPITAL SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED JANUARY 28, 1997.

                                    THE HOLDER OF THIS CAPITAL SECURITY BY ITS
                  ACCEPTANCE HEREOF REPRESENTS AND ACKNOWLEDGES THAT IT EITHER
                  (A) IS NOT A PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE of 1986, AS AMENDED, AND IS NOT PURCHASING SUCH SECURITIES (OR INTEREST THEREIN) ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN OR (B) IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14.

                                    THE HOLDER OF THIS CAPITAL SECURITY FURTHER
                  AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

and in the case of the Regulation S Global Capital Security

                                    THIS CAPITAL SECURITY HAS NOT BEEN
                  REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

                  (ii) Upon any sale or transfer of a Restricted Capital Security (including any Restricted Capital Security represented by a Global Capital Security) pursuant to an effective Registration Statement under the Securities Act or pursuant to Rule 144 under the Securities Act after such registration statement ceases to be effective:

                  (A) in the case of any Restricted Capital Security that is a Definitive Capital Security, the Registrar, unless otherwise notified in writing, shall permit the Holder thereof to exchange such Restricted Capital Security for a Definitive Capital Security that does not bear the Restricted Securities Legend and rescind any restriction on the transfer of such Restricted Capital Security; and

                  (B) in the case of any Restricted Capital Security that is represented by a Global Capital Security, the Registrar, unless otherwise notified in writing, shall permit the Holder of such Global Capital Security to exchange such Global Capital Security for another Global Capital Security that does not bear the Restricted Securities Legend.

                  (j) Cancellation or Adjustment of Global Capital Security. At such time as all beneficial interests in a Global Capital Security have either been exchanged for Definitive Capital Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Capital Security shall be canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Capital Security is exchanged for Definitive Capital Securities, Capital Securities represented by such Global Capital Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the custodian for such Global Capital Security) with respect to such Global Capital Security, by the Property Trustee or the Securities custodian, to reflect such reduction.

                  (k) Obligations with Respect to Transfers and Exchanges of Capital Securities.

                  (i) To permit registrations of transfers and exchanges, the Administrative Trustees shall execute and the Property Trustee shall authenticate Definitive Capital Securities and Global Capital Securities at the Registrar's or co-Registrar's request in accordance with the terms of this Declaration.

                  (ii) Subject to Section 7.6 hereof, registrations of transfers or exchanges will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                  (iii) The Registrar or co-Registrar shall not be required to register the transfer of or exchange (a) Capital Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption or any notice of selection of Capital Securities for redemption and ending at the close of business on the day of such mailing; or (b) any Capital Security so selected for redemption in whole or in part, except the unredeemed portion of any Capital Security being redeemed in part.

                  (iv) Prior to the due presentation for registration of transfer of any Capital Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the Person in whose name a Capital Security is registered as the absolute Holder of such Capital Security for the purpose of receiving Distributions on such Capital Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-Registrar shall be affected by notice to the contrary.

                  (v) All Capital Securities issued upon any registration of transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Capital Securities surrendered upon such registration of transfer or exchange.

                  (l) No Obligation of the Property Trustee.

                  (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Capital Security, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect to any ownership interest in the Capital Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Capital Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Capital Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Capital Security). The rights of beneficial owners in any Global Capital Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any beneficial owners.

                  (ii) The Property Trustee and Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Capital Security (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Capital Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  (m) Exchange of Initial Capital Securities for Exchange Capital Securities. The Initial Capital Securities may be exchanged for Exchange Securities pursuant to the terms of the Exchange Offer. The Property Trustee shall make the exchange as follows:

                  (i) The Sponsor shall present the Property Trustee with an Officers' Certificate certifying the following:

                           (A) a Registration Statement with respect to the
                  Exchange Offer has become effective; and

                           (B) the number of Initial Capital Securities properly
                  tendered in the Exchange Offer that are represented by a Global Capital Security and the number of Initial Capital Securities properly tendered in the Exchange Offer that are represented by Definitive Capital Securities, the name of each Holder of such Definitive Capital Securities, the liquidation amount of Capital Securities properly tendered in the Exchange Offer by each such Holder and the name and address to which Definitive Capital Securities for Exchange Capital Securities shall be registered and sent for each such Holder.

                  (ii) The Property Trustee upon receipt of (A) such Officers' Certificate, (B) an Opinion of Counsel (x) to the effect that the Exchange Capital Securities have been registered under Section 5 of the Securities Act and the Indenture, the Declaration and the Capital Securities Guarantee have each been qualified under the Trust Indenture Act and (y) with respect to the matters set forth in Section 3(p) of the Registration Rights Agreement and (C) a Company Order (as defined in the Indenture), shall authenticate (I) a Global Capital Security for Exchange Capital Securities in aggregate liquidation amount equal to the aggregate liquidation amount of Initial Capital Securities represented by a Global Capital Security indicated in such Officers' Certificate as having been properly tendered and (II) Definitive Capital Securities representing Exchange Capital Securities registered in the names of, and in the liquidation amounts indicated in, such Officers' Certificate.

                  (iii) If, upon consummation of the Exchange Offer, less than all the outstanding Initial Capital Securities shall have been properly tendered and not withdrawn, the Property Trustee shall make an endorsement on the Global Capital Security for Initial Capital Securities indicating the reduction in the number and aggregate liquidation amount represented thereby as a result of the Exchange Offer.

                  (iv) The Trust shall deliver such Definitive Capital Securities for Exchange Capital Securities to the Holders thereof as indicated in such Officers' Certificate.

                  (n) Minimum Transfers. Initial Capital Securities may only be transferred in minimum blocks of $100,000 aggregate Liquidation Amount until such Initial Capital Securities are registered pursuant to an effective registration statement filed under the Securities Act or become "unrestricted" pursuant to Rule 144 under the Securities Act.

                  (o) ERISA. Securities may not be acquired by any Person who is, or who, in acquiring such Securities is using the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Code ("ERISA Plan"), unless the acquisition and holding by the Plan of such Securities is eligible for the exemptive relief available under one of the following class exemptions: (i) Prohibited Transaction Class Exemption 90-1 ("PTCE 90-1"), regarding investments by insurance company pooled separate accounts, (ii) Prohibited Transaction Class Exemption 91-38 ("PTCE 91-38"), regarding investments by bank collective investment funds, (iii) Prohibited Transaction Class Exemption 84-14 ("PTCE 84-14"), regarding transactions effected by qualified professional asset managers, (iv) Prohibited Transaction Class Exemption 96-23 ("PTCE 96-23"), regarding transactions effected by in-house asset managers, or (v) Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), regarding investments by insurance company general accounts.

                  Each certificate representing Capital Securities or Exchange Capital Securities, as the case may be, shall bear a legend to the effect that the holder of the Capital Security or the Exchange Capital Security or any interest therein represents and acknowledges that (a) it is not an ERISA Plan and is not purchasing such securities (or interest therein) on behalf of or with "plan assets," of any ERISA Plan or (b) its purchase and holding of the Capital Securities (or interest therein) is eligible for the exemptive relief available under PTCE 96-23, 95-60, 91-38, 90-1 or 84-14. To avoid Prohibited Transactions, any ERISA Plan purchasing Capital Securities will be deemed to have directed the Trust to invest in the Debentures and to have appointed the Trustees.

SECTION 9.3  Deemed Security Holders.

                  The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole Holder of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

SECTION 9.4 Book-Entry Interests.

                  (a) Global Capital Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Capital Security Beneficial Owner will receive a definitive Capital Security Certificate representing such Capital Security Beneficial Owner's interests in such Global Capital Securities, except as provided in Section 9.2. Unless and until definitive, fully registered Capital Securities certificates have been issued to the Capital Security Beneficial Owners pursuant to Section 9.2:

                  (i) the provisions of this Section 9.4 shall be in full force and effect;

                  (ii) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Capital Securities and receiving approvals, votes or consents hereunder) as the Holder of the Capital

         Securities and the sole holder of the Global Certificates and shall have no obligation to the Capital Security Beneficial Owners;

                  (iii) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

                  (iv) the rights of the Capital Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Capital Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

SECTION 9.5 Notices to Clearing Agency.

                  Whenever a notice or other communication to the Capital Security Holders is required under this Declaration, the Trustees shall give all such notices and communications specified herein to be given to the Holders of Global Capital Security to the Clearing Agency, and shall have no notice obligations to the Capital Security Beneficial Owners.

SECTION 9.6  Appointment of Successor Clearing Agency.

                  If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Capital Securities the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Capital Securities.


                                    ARTICLE X

                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1  Liability.

                  (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders, which shall be made solely from assets of the Trust; or

                  (ii) required to pay to any Holder any deficit upon dissolution of the Trust or otherwise.

                  (b) The Sponsor shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                  (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2  Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

SECTION 10.3 Fiduciary Duty.

                  (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture
Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                  (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                  (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

SECTION 10.4  Indemnification.

                  (a) (i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to or otherwise becomes involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to or otherwise becomes involved in any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person, against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this
         Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) by the Common Security Holder of the Trust.

                  (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending or participating in a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (1) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (3) the Common Security Holder of the Trust, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such Person did not reasonably believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the disinterested Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such Person deliberately breached his duty to the Trust or its Common Security Holders or Capital Security Holders.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Common Security Holders or Capital Security Holders of the Trust or otherwise, both as to action in their official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Sponsor or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                  (viii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

                  (b) The Sponsor agrees to indemnify the (i) Property Trustee,
(ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees' representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through
(iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without gross negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee, as the case may be, and the satisfaction and discharge of this Declaration.

                  (c) Each Indemnified Person shall give prompt notice to each indemnifying party from whom indemnification is to be sought hereunder by such Indemnified Person of any action threatened or commenced against it in respect of which any indemnity is sought hereunder, enclosing a copy of all papers served on, and notices and demands delivered to, such Indemnified Person, if any, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have under this Section 10.4, except to the extent that it is materially prejudiced by such failure. The indemnifying party shall be entitled to assume the defense of any such action or proceeding with counsel reasonably satisfactory to the Indemnified Person who shall not, except with the consent of such Indemnified Person, be counsel to the indemnifying party. Upon assumption by the indemnifying party of the defense of any such action or proceeding, the Indemnified Person shall have the right to participate in such action or proceeding and to retain its own counsel, but the indemnifying party shall not be liable for any legal fees or expenses subsequently incurred by such Indemnified Person in connection with the defense thereof unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to employ counsel reasonably satisfactory to the Indemnified Person in a timely manner, or (iii) the Indemnified Person shall have been advised by counsel (who shall not be employed by such Indemnified Person and who shall be reasonably satisfactory to the indemnifying party) that such representation would constitute an actual or potential conflict of interests for counsel selected by the indemnifying party. The indemnifying party shall not consent to the terms of any compromise or settlement of any action defended by the indemnifying party in accordance with the foregoing without the prior consent of the Indemnified Person, and the Indemnified Person shall not consent to the terms of any compromise or settlement of any action being defended by the indemnifying party in accordance with the foregoing without the prior consent of the indemnifying party. Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an indemnifying party to reimburse the Indemnified Person for fees and expenses of counsel as contemplated above, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than thirty Business Days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.

                  (d) The Sponsor agrees to pay the Property Trustee and the Delaware Trustee, from time to time, such compensation for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses, disbursements and advances incurred or made by the Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration, except any such expense, disbursement or advance as may be attributable to its or their negligence or bad faith.

SECTION 10.5 Outside Businesses.

                  Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.


                                   ARTICLE XI

                                   ACCOUNTING

SECTION 11.1 Fiscal Year.

                  The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2  Certain Accounting Matters.

                  (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified accountants selected by the Administrative Trustees.

                  (b) The Administrative Trustees shall cause to be prepared and delivered to the Property Trustee and to each of the Holders of Securities, within 90 days after the end of each Fiscal Year of the Trust, annual financial statements of the Trust, including a balance sheet of the Trust as of the end of such Fiscal Year, and the related statements of income or loss for such Fiscal Year prepared in accordance with generally accepted accounting principles.

                  (c) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required and at such time as is required by the Code and the Treasury Regulations.

                  (d) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Trust with any state or local taxing authority.

SECTION 11.3  Banking.

                  The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4  Withholding.

                  The Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over-withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.


                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

SECTION 12.1  Amendments.

                  (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                  (i) the Administrative Trustees (or if there are more than two Administrative Trustees a majority of the Administrative Trustees);

                  (ii) if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                  (iii) if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

                  (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                  (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (B) an Opinion of Counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (C) an Opinion of counsel complying with Section 3.7(vii) hereof,

         provided, however, that the Property Trustee shall not be required to sign any such amendment until it is furnished an Opinion of Counsel to the effect that such amendment will not:

                  (1) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                  (2) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                  (3) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

                  (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

                  (d) Sections 3.14 (c) and 9.1(b), this Section 12.1 and the last sentence of Section 3.8(e) shall not be amended without the consent of all of the Holders of the Securities;

                  (e) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities, and;

                  (f) The rights of the Holders of the Common Securities under
Article V to increase or decrease the number of, and appoint and remove Trustees, shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and

                  (g) Notwithstanding Section 12.1(c), this Declaration may be amended by the Property Trustee, the Administrative Trustees and the Sponsor without the consent of the Holders of the Securities to:

                  (i) cure any ambiguity, correct or supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration;

                  (ii) to modify, eliminate or add to any provisions of this Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; or

                  (iii) to qualify or maintain qualification of this Declaration of Trust under the Trust Indenture Act;

provided, however, that in each case, such action shall not adversely affect in any material respect the interests of the Holders of the Securities. Any amendments of this Declaration shall become effective when notice thereof is sent to the Holders of the Securities.

SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

                  (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in a writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                  (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

                  (i) notice of any such meeting shall be given to all the Holders having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent or consents in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in Liquidation Amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Capital Securities are then listed or trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII

                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

SECTION 13.1 Representations and Warranties of Property Trustee.

                  The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                  (a) The Property Trustee is a New York banking corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) The execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

                  (d) No consent, approval or authorization of, or registration with or notice to, any New York or federal banking authority is required for the execution, delivery and performance by the Property Trustee of this Declaration.

SECTION 13.2 Representations and Warranties of Delaware Trustee.

                  The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                  (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                  (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                  (c) The execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the charter or by-laws of the Delaware Trustee;

                  (d) The Delaware Trustee is a natural Person who is a resident of the State of Delaware or, if not a natural Person, an entity which has its principal place of business in the State of Delaware; and

                  (e) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.


                                   ARTICLE XIV

                               REGISTRATION RIGHTS

SECTION 14.1  Registration Rights Agreement; Additional Interest.

                  (a) The Holders of the Capital Securities, the Debentures and the Capital Securities Guarantee (collectively, the "Registrable Securities") are entitled to the benefits of the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Sponsor and the Trust have agreed for the benefit of the Holders of Registrable Securities that: (i) they will, at the Sponsor's cost, within 150 days after January 28, 1997, the date of the Offering Memorandum, file a registration statement (the "Exchange Registration Statement") relating to an Exchange Offer pursuant to which each issuer of such respective Registrable Securities would issue amounts of such Registrable Securities as are accepted in the Exchange Offer which shall be identical in all respects to those exchanged, except they will have been registered under the Securities Act and (except as set forth in the Registration Rights Agreement) will no longer be subject to transfer restrictions under the Securities Act or the $100,000 minimum aggregate principal or liquidation amount transfer restriction and, if required pursuant to the terms of the Registration Rights Agreement, file a Shelf Registration Statement with the Commission with respect to resales of the Registrable Securities, (ii) they will use their best efforts to cause such Exchange Registration Statement and/or Shelf Registration Statement, as the case requires, to be declared effective by the Commission within 180 days after the date of the Offering Memorandum and (iii) they will use their best efforts to maintain the Shelf Registration Statement, if any, continuously effective under the Securities Act until the third anniversary of the effectiveness of the Shelf Registration Statement or such earlier date as is provided in the Registration Rights Agreement (the "Effectiveness Period"). All references herein to such Registrable Securities shall be deemed to include, as the context may require, the Registrable Securities into which such Securities have been exchanged pursuant to the Exchange Registration ("Exchange Securities") and all reference to numbers or amounts of such Securities shall be deemed to include, as the context may require, such Exchange Securities.

                  (b) If (i) (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is filed with the Commission on or prior to the 150th day after the date of the Offering Memorandum, or (B) notwithstanding that the Debenture Issuer and the Trust have consummated or will consummate an Exchange Offer, the Debenture Issuer and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by the Registration Rights Agreement, then commencing on the day after either such required filing date, Additional Interest shall accrue on the principal amount of the Debentures affected thereby, and additional Distributions shall accumulate on the Liquidation Amount of the Capital Securities affected thereby, at a rate of 0.25% per annum; or

                  (ii) (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective by the Commission on or prior to the 180th day after the date of the Offering Memorandum or (B) notwithstanding that the Debenture Issuer and the Trust have consummated or will consummate an Exchange Offer, the Debenture Issuer and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the Commission on or prior to the 180th day after the date of the Offering Memorandum, then, commencing on the 181st day after the date of the Offering Memorandum. Additional Interest shall accrue on the principal amount of the Debentures affected thereby, and additional Distributions shall accumulate on the Liquidation Amount of the Capital Securities affected thereby, at a rate of 0.25% per annum; or

                  (iii) (A) the Trust has not exchanged Exchange Capital Securities for all Capital Securities or the Debenture Issuer has not exchanged Exchange Guarantees or Exchange Subordinated Debentures for all Guarantees or Subordinated Debentures validly tendered in accordance with the terms of the Exchange Offer on or prior to the 30th day after the date on which the Exchange Offer Registration Statement was declared effective or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the third anniversary of the Closing Date or such shorter period as may be referred to in Rule 144(k) under the Securities Act (other than after such time as all Capital Securities have been disposed of thereunder or otherwise cease to be Registrable Securities), then Additional Interest shall accrue on the principal amount of the Debentures affected thereby, and additional Distributions shall accumulate on the Liquidation Amount of the Capital Securities affected thereby, at a rate of 0.25% per annum commencing on (x) the 31st day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above;

provided, however, that neither the Additional Interest rate on the Debentures, nor the additional Distributions rate on the Liquidation Amount of the Capital Securities, may exceed in the aggregate 0.25% per annum; provided, further, however, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of Section 14.1(b)(i)), (2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of Section 14.1(b)(ii)), or (3) upon the exchange of Exchange Capital Securities, Exchange Guarantees and Exchange Subordinated Debentures for all Capital Securities, Guarantees and Subordinated Debentures tendered (in the case of Section 14.1(b)(iii)(A)), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of Section 14.1(b)(iii)(B)), Additional Interest on the Debentures, and additional Distributions on the Liquidation Amount of the Capital Securities as a result of this Section 14.1(b) (or the relevant subclause thereof), as the case may be, shall cease to accumulate.

                  (c) Any amounts of Additional Interest and additional Distributions due pursuant to Sections 14.1(b)(i), (ii) or (iii) above will be payable in cash on February 1 and August 1 of each year to the Holders on the fifteenth day preceding the relevant Distribution date; provided, however, that the payment of such amounts may be deferred during any Extension Period.

                                   ARTICLE XV

                                  MISCELLANEOUS

SECTION 15.1  Notices.

                  (a) All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered, certified or first class mail, as follows:

                  (i) if given to the Trust, in care of the mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders):

                     Trenwick Capital Trust I
                     c/o Trenwick Group Inc.
                     Metro Center
                     One Station Place
                     Stamford, Connecticut 06902
                     Attention: Chief Financial Officer
                     Telecopy: (203) 353-5544

                  (ii) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

                     Chase Manhattan Bank Delaware
                     1201 Market Street
                     Wilmington, Delaware  19801
                     Attention: Corporate Trustee Administration Department
                     Telecopy: (302) 984-4889

                  (iii) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):

                     The Chase Manhattan Bank
                     Global Trust Services
                     450 West 33rd Street
                     15th Floor
                     New York, New York  10001
                     Attention: Corporate Trustee Administration Department
                     Telecopy: (212) 946-8158

                  (iv) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice to the Property Trustee and the Trust):

                           Trenwick Group Inc.
                           Metro Center
                           One Station Place
                           Stamford, Connecticut  06902
                           Attention: Jayne T. Wiznitzer, Esq.
                                        Vice President - Legal Affairs
                                        and Secretary
                           Telecopy: (203) 353-5544

                  (v) if given to any other Holder, at the address set forth on the books and records of the Trust.

                  (b) All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by registered, certified or first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 15.2 Governing Law.

                  This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws; provided, however, that the provisions of 12 Del. C. Sections 3540 and 3561 shall not apply, and, to the fullest extent possible, it is the intent of the parties hereto the compensation payable to any Trustee not be subject to review by any Court whether pursuant to 12 Del.
C. Section 3560 or otherwise.

SECTION 15.3 Intention of the Parties.

                  It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 15.4  Headings.

                  Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

SECTION 15.5 Successors and Assigns.

                  Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 15.6 Partial Invalidity.

                  If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby and shall remain in full force and effect and may be enforced in accordance with the provisions hereof.

SECTION 15.7  Counterparts.

                  This Declaration may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Declaration of Trust to be duly executed as of the day and year first above written.


                                       /s/ James F. Billett, Jr.
                                       ---------------------------------------
                                       James F. Billett, Jr., not in his
                                       individual capacity but solely in his
                                       capacity as Administrative Trustee


                                       /s/ Alan L. Hunte
                                       ---------------------------------------
                                       Alan L. Hunte, not in his individual
                                       capacity but solely in his capacity as
                                       Administrative Trustee


                                       /s/ Jane T. Wiznitzer
                                       ---------------------------------------
                                       Jane T. Wiznitzer, not in her individual
                                       capacity but solely in her capacity as
                                       Administrative Trustee


                                       CHASE MANHATTAN BANK DELAWARE, not in
                                       its individual capacity but solely in
                                       its capacity as Delaware Trustee


                                       By: /s/ John J. Cashin
                                          -------------------------------------
                                          Name:  John J. Cashin
                                          Title:  Senior Trust Officer


                                       THE CHASE MANHATTAN BANK, not in its
                                       individual capacity but solely in its
                                       capacity as Property Trustee


                                       By: /s/ G. McFarlane
                                          -------------------------------------
                                       Name:  G. McFarlane
                                       Title:   Vice President


                                       TRENWICK GROUP INC.,
                                           as Sponsor


                                       By: /s/ James F. Billett, Jr.
                                          -------------------------------------
                                          Name:  James F. Billett, Jr.
                                          Title:   Chairman, President and Chief
                                                   Executive Officer

                                     ANNEX I

                                    TERMS OF
                            8.82% CAPITAL SECURITIES
                             8.82% COMMON SECURITIES

                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of January 31, 1997 among Trenwick Group Inc., as Sponsor, the Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Administrative Trustees named therein (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities and the Common Securities (collectively, the "Securities") are set out below and supplement the other rights and obligations of Holders of Securities contained in the Declaration (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Indenture.

                  1.  Designation and Number.

                  (a) Capital Securities. One hundred ten thousand (110,000) Subordinated Capital Income Securities of the Trust, with an aggregate Liquidation Amount (as defined in Section 2 hereof) of one hundred ten million U.S. dollars ($110,000,000), and with a Liquidation Amount of $1,000 per Security, are hereby designated for the purposes of identification only as "8.82% Subordinated Capital Income Securities" (the "Capital Securities"). Upon consummation of the Exchange Offer a second series of the Capital Securities may be issued which shall be identical in all respects to the series of Capital Securities issued on the Closing Date except that such Capital Securities (the "Exchange Capital Securities") will not be subject to (i) the transfer restrictions under the Securities Act contained in the series of Capital Securities issued on the Closing Date (except Capital Securities issued pursuant to a Private Exchange (as defined in the Registration Rights Agreement), which may be subject to such restrictions, but which shall be deemed to be of the same series as the Exchange Capital Securities), (ii) the $100,000 minimum Liquidation Amount transfer restriction set forth in Section 9.2(n) of the Declaration or (iii) any increase in the Distribution rate thereon under the Registration Rights Agreement. The certificates evidencing the Capital Securities to be issued on the Closing Date shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange or quotation system on which the Capital Securities are listed or quoted.

                  (b) Common Securities. Three thousand four hundred three (3,403) Common Securities of the Trust with an aggregate Liquidation Amount with respect to the assets of the Trust of three million four hundred three thousand U.S. dollars ($3,403,000) and a Liquidation Amount with respect to the assets of the Trust of $1,000 per security, are hereby designated for the purposes of identification only as "8.82% Common Securities" (the "Common Securities"). The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

                  2.  Distributions.

                  (a) Subject to Section 9 hereof, Distributions payable on each Security will be fixed at a rate per annum of 8.82% (the "Coupon Rate") of the Liquidation Amount of $1,000 per Security (the "Liquidation Amount"), such rate being the rate of interest payable on the Debentures to be held by the

Property Trustee. Distributions not due during an Extension Period (including the first semi-annual period during such period) in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes distributions of any such interest (including Compounded Interest and Additional Interest, if any) unless otherwise stated but does not include Additional Sums. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

                  (b) Subject to Section 9 hereof, Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from January 31, 1997, and will be payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 1997, except as otherwise described below. The amount of Distributions payable for any period will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than 6 months, the actual months elapsed and the actual days elapsed in a partial month in such period. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with the foregoing, a "Distribution Date"). So long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures for a period not exceeding 10 consecutive semi-annual periods, including the first semi-annual period during such period (each an "Extension Period"), provided that no Extension Period shall extend beyond the Stated Maturity of the Debentures. Upon any such election, Distributions will be deferred during such Extension Period. Notwithstanding such deferral, Distributions to which Holders of Securities are entitled shall continue to accumulate additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Coupon Rate compounded semi-annually from the relevant Distribution Dates during any such Extension Period. Prior to the expiration of any Extension Period and so long as no Event of Default has occurred and is continuing under the Indebenture, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 10 consecutive semi-annual periods, including the first semi-annual period during such Extension Period, or extend beyond the Stated Maturity of the Debentures. Upon the expiration of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  (c) Subject to Section 9 hereof, Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the fifteenth day preceding the relevant Distribution Date. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Capital Securities will be made as follows: (i) if the Capital Securities are held in global form by a Clearing Agency (or its nominee), in accordance with the procedures of the Clearing Agency; and (ii) if the Capital Securities are held in definitive form, by check mailed to the address of the Holder thereof as reflected in the records of the Registrar unless otherwise agreed by the Trust. The relevant record dates for the Common Securities shall be the same as the record dates for the Capital Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date applicable to the Debentures determined in accordance with the Indenture.

                  (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed on a Pro Rata basis as set forth Section 8 hereof among the Holders of the Securities, except as otherwise required by Section 9 hereof.

                  3.  Liquidation Distribution Upon Dissolution.

                  In the event of any dissolution or termination of the Trust, or the Sponsor otherwise gives notice of its election to liquidate the Trust pursuant to Section 8.1(a)(iii) of the Declaration, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, and subject to Section 9 hereof, to the Holders of the Securities a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the Property Trustee not to be practicable, in which event such Holders will be entitled to receive out of the assets of the Trust legally available for distribution to Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of the Liquidation Amount of $1,000 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution").

                  "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

                  If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis as set forth in Section 8 hereof among the Holders of the Securities, except as otherwise required by Section 9 hereof.

                  4.  Redemption and Distribution.

                  (a) Upon the repayment of the Debentures on the Stated Maturity thereof or prepayment thereof (in whole or in part) prior thereto in accordance with the terms thereof, the proceeds from such repayment or prepayment shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received not less than 45 days written notice to the repayment date or prepayment date) to redeem a Like Amount of the Securities at a redemption price equal to (i) in the case of the repayment of the Debentures on the Stated Maturity, the Maturity Redemption Price (as defined below), (ii) in the case of the optional prepayment of the Debentures upon the occurrence and continuation of a Special Event, the Special Event Redemption Price (as defined below) and (iii) in the case of the optional prepayment of the Debentures other than as a result of the occurrence and continuance of a Special Event, the Optional Redemption Price (as defined below). The Maturity Redemption Price, the Special Event Redemption Price and the Optional Redemption Price are referred to collectively as the "Redemption Price."

                  (b) (i) The "Maturity Redemption Price," with respect to a redemption of Securities, shall mean an amount equal to the principal of and accrued interest on the Debentures as of the Stated Maturity thereof.

                  (ii) "Special Event Redemption Price" shall mean a price equal to the greater of (i) 100% of the Liquidation Amount of Securities to be redeemed or (ii) the sum, as determined by a Quotation Agent (as defined in the Indenture), of the present values of the remaining scheduled payments of principal and interest on the Debentures to February 1, 2007 (the first date on which the Debentures are subject to optional prepayment), discounted to the prepayment date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months and, for any period less than 6 months, the actual months elapsed and the actual days elapsed in a partial month in such period) at the Adjusted Treasury Rate (as defined in the Indenture), plus, in each case, accumulated and unpaid Distributions thereon, if any, to the date of such prepayment.

                  (iii) "Optional Redemption Price" shall mean a price equal to the outstanding principal amount of the Debentures to be redeemed, plus accrued interest thereon to the date of prepayment.

                  (c) On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust and subject to
Section 9 hereof: (i) the Securities will no longer be deemed to be outstanding,
(ii) each Holder of Securities will receive a registered certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) Securities will be deemed to represent beneficial interests in a Like Amount of Debentures, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities, until such Securities are presented to the Administrative Trustee or their agent for cancellation and such Debentures are transferred to the Holders of such Securities.

                  (d) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all semi-annual Distribution periods that expire on or before the date of redemption.

                  (e) The procedure with respect to redemptions or distributions of Debentures shall be as follows:

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for repayment or prepayment of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(e)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Securities to be redeemed shall be allocated on a Pro Rata basis as set forth in Section 8 hereof among the Holders of Securities, except as otherwise required by Section 9 hereof, it being understood that, in respect of Capital Securities registered in the name of and held of record by a Clearing Agency or its nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

                  (iii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, such notice shall be irrevocable and (A) with respect to Capital Securities registered in the name of or held of record by a Clearing Agency or its nominee, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or prepayment of the Debentures by 10:00 a.m., New York City time, on the Stated Maturity of the Debentures or the date of prepayment, as the case may be, the Property Trustee or the Paying Agent will pay to the Clearing Agency or its nominee funds sufficient to pay the applicable Redemption Price with respect to such Capital Securities, and (B) with respect to Capital Securities issued in certificated form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related maturity or prepayment of the Debentures, the Property Trustee or the Paying Agent will pay the relevant Redemption Price to the Holders of such Securities against presentation to the Registrar of the certificates therefor. If a Redemption/Distribution Notice shall have been given and funds deposited with the Property Trustee to pay the Redemption Price (including all unpaid Distributions) with respect to the Securities called for redemption, then immediately prior to the close of business on the redemption date, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and such Securities shall cease to be outstanding.

                  (iv) Payment of accumulated and unpaid Distributions on the redemption date of any Securities will be subject to the rights of Holders of such Securities on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

                  (v) Neither the Administrative Trustees nor the Trust shall be required to register or cause to be registered the transfer of (A) any Securities beginning on the opening of business 15 days before the day of mailing of a Redemption/Distribution Notice or (B) any Securities selected for redemption (except the unredeemed portion of any Security being redeemed). If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or the Paying Agent or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, or the date fixed for redemption, Distributions on such Securities will continue to accumulate from such redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

                  (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its Affiliates may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

                  5.  Voting Rights - Capital Securities.

                  (a) Except as provided under Sections 5(b) and 7 hereof and as otherwise required by law and the Declaration, the Holders of the Capital Securities will have no voting rights.

                  (b) So long as any Debentures are held by the Property Trustee for the benefit of the Holders of the Trust Securities, the Trustees shall not
(i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Capital Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Capital Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an Opinion of Counsel experienced in such matters to the effect there is no more than an insubstantial risk that the Trust would not be classified for United States federal income tax purposes as a trust subject to the provisions of Sections 671 through 679 of the Code (a "grantor trust") on account of such action. The foregoing provisions of this Section 5(b) shall be in lieu of Sections 316(a)(1)(A) and (B) of the Trust Indenture Act, and such Sections 316(a)(1)(A) and (B) are hereby expressly excluded from this Trust Agreement.

                  (c) If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on any due date (including any Interest Payment Date or prepayment date or Stated Maturity of the Debenture), then a Holder of Capital Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holders will be subrogated to the rights of the Holder of Capital Securities to the extent of any payment made by the Debenture Issuer to the Holders of Capital Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Capital Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                  (d) Any required approval of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consent.

                  (e) No vote or consent of the Holders of the Capital Securities will be required for the Trust to redeem and cancel Capital Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                  (f) Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Capital Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

                  (g) If a Debenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the Holders of a Majority in Liquidation Amount of the outstanding Capital Securities. In no event will the Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Sponsor as the Holder of all the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

                  6.  Voting Rights - Common Securities.

                  (a) Except as provided under Sections 6(b), 6(c), and 7 and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

                  (b) Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the Holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

                  (c) So long as any Debentures are held by the Property Trustee for the benefit of the Holders of the Trust Securities, the Trustees shall not
(i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or execute any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior approval of each Holder of the Common Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities, prior to taking any of the foregoing actions, the Trustees shall obtain an Opinion of Counsel experienced in such matters to the effect there is no more than an insubstantial risk that the Trust would not be classified for United States federal income tax purposes as a trust subject to the provisions of Sections 671 through 679 of the Code (a "grantor trust") on account of such action. The foregoing provisions of this Section 6(c) shall be in lieu of Sections 316(a)(1)(A) and (B) of the Trust Indenture Act, and such Sections 316(a)(1)(A) and (B) are hereby expressly excluded from this Trust Agreement.

                  (d) If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date (including any Interest Payment Date or prepayment date or Stated Maturity of the Debenture), then a Holder of Common Securities may institute a Direct Action for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Securities Holders will be subrogated to the rights of the Holders of Capital Securities to the extent of any payment made by the Debenture Issuer to Holders of Common Securities in such Direct Action. Except as provided in the second preceding sentence, the Holders of Common Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                  (e) Any required approval of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

                  (f) No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

                  7.  Amendments to Declaration and Indenture.

                  In addition to the requirements set out in Section 12.1 of the Declaration, the Declaration may be amended from time to time by the Sponsor as the Holder of all of the outstanding Common Securities, the Property Trustee and the Administrative Trustees, without the consent of the Holders of the Securities (i) to cure any ambiguity, correct or supplement any provisions in the Declaration that may be inconsistent with any other provisions, or to make any other provisions with respect to matters or questions arising under the Declaration which shall not be inconsistent with the other provisions of the Declaration, (ii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act, or (iii) to qualify or maintain qualification of the Declaration under the Trust Indenture Act; provided, however, that in each case, such action shall not adversely affect in any material respect the interests of any Holder of Securities. Any amendments of the Declaration pursuant to the foregoing shall become effective when notice thereof is sent to the Holders of the Securities. The Declaration also may be amended by the Trustees and the Sponsor as the Holder of all the outstanding Common Securities (i) with the consent of Holders representing a Majority in Liquidation Amount of all outstanding Securities and
(ii) upon receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status as an Investment Company under the Investment Company Act; provided that, without the consent of each Holder of Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date.

                  8.  Pro Rata.

                  A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate Liquidation Amount of the Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Capital Securities pro rata according to the aggregate Liquidation Amount of Capital Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Capital Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Capital Securities, to each Holder of Common Securities pro rata according to the aggregate Liquidation Amount of Common Securities held by the relevant Holder relative to the aggregate Liquidation Amount of all Common Securities outstanding.

                  9.  Ranking.

                  The Capital Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities, except that, if an Event of Default under the Declaration occurs and is continuing, no payments in respect of Distributions on, or payments upon liquidation, redemption or otherwise with respect to, the Common Securities shall be made until the Holders of the Capital Securities shall be paid in full the Distributions, Redemption Price, Liquidation Distribution and other payments to which they are entitled at such time.

                  10.  Acceptance of Securities Guarantee and Indenture.

                  Each Holder of Capital Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Capital Securities Guarantee and the Common Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture.

                  11.  No Preemptive Rights.

                  The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

                  12.  Additional Interest.

                  If the Debenture Issuer fails to comply with its obligations under the Registration Rights Agreement or if the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement) or the Shelf Registration Statement (as defined in the Registration Rights Agreement) fails to become effective, then Additional Interest shall accrue on the principal amount of the Debentures affected thereby, and additional Distributions shall accumulate on the Liquidation Amount of the Trust Securities affected thereby, each at a rate of 0.25% per annum as more fully set forth in Article XIV of the Declaration.

                  13.  Miscellaneous.

                  These terms constitute a part of the Declaration.

                  The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee or the Common Securities Guarantee (as may be appropriate), and the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1
                      FORM OF CAPITAL SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

                  [IF THIS GLOBAL SECURITY IS A GLOBAL CAPITAL SECURITY, INSERT:
THIS CAPITAL SECURITY IS A GLOBAL CAPITAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS CAPITAL SECURITY IS EXCHANGEABLE FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS CAPITAL SECURITY (OTHER THAN A TRANSFER OF THIS CAPITAL SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.]

                  [IF THIS GLOBAL SECURITY IS A GLOBAL SECURITY, INSERT: UNLESS THIS CAPITAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CAPITAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

                  THE CAPITAL SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS CAPITAL SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS CAPITAL SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS CAPITAL SECURITY (OR ANY PREDECESSOR OF THIS CAPITAL SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS CAPITAL SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM

                                      A1-1

NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A)(1), (2),
(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS CAPITAL SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F), TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM DATED JANUARY 28, 1997.

                  THE HOLDER OF THIS CAPITAL SECURITY BY ITS ACCEPTANCE HEREOF REPRESENTS AND ACKNOWLEDGES THAT IT EITHER (A) IS NOT A PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND IS NOT PURCHASING SUCH SECURITIES (OR INTEREST THEREIN) ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY SUCH PLAN OR (B) IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14.

                  THE CAPITAL SECURITIES WILL BE ISSUED, AND UNTIL REGISTERED UNDER THE SECURITIES ACT MAY BE TRANSFERRED, ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000 (100 CAPITAL SECURITIES). ANY TRANSFER OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER. ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

                  THE HOLDER OF THIS CAPITAL SECURITY FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CAPITAL SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  [IF A GLOBAL SECURITY IS A REGULATION S GLOBAL SECURITY,
INSERT: THIS CAPITAL SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.]

                                      A1-2

Certificate No. _________                  No. of Capital Securities ________

                                                    CUSIP NO. _______________

          Certificate Evidencing Subordinated Capital Income Securities
                                       of
                            TRENWICK CAPITAL TRUST I

                  8.82% Subordinated Capital Income Securities
                (Liquidation Amount $1,000 per Capital Security)

                  TRENWICK CAPITAL TRUST I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _____________________________ (the "Holder") is the registered owner of
__________________ Subordinated Capital Income Securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8.82% Subordinated Capital Income Securities (Liquidation Amount $1,000 per Capital Security) (the "Capital Securities"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed, in proper form for transfer and otherwise complying with the terms and conditions of the Declaration (as hereinafter defined). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are set forth herein, on the reverse hereof and in the provisions of the Amended and Restated Declaration of Trust dated as of January 31, 1997, among Trenwick Group Inc., as Sponsor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Administrative Trustees named therein, as the same may be amended from time to time (the "Declaration"), and shall in all respects be subject to the provisions thereof, including the designation of the terms of the Capital Securities as set forth in Annex I to the Declaration. Each capitalized term used but not defined herein or in any legend form or certificate hereon shall have the meaning given it in the Declaration. The Sponsor will provide a copy of the Declaration, the Capital Securities Guarantee and the Indenture to any Holder without charge upon written request to the Trust at its principal place of business.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Capital Securities Guarantee to the extent provided therein.

                  By its acceptance hereof, the Holder agrees (i) to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in the Debentures and (ii) to be bound by the terms of the Registration Rights Agreement.

                                      A1-3

                  IN WITNESS WHEREOF, the Trust has duly executed this certificate.

Dated:  ____________, 1997

                                       TRENWICK CAPITAL TRUST I


                                       By:
                                          -------------------------------------
                                          [Name]
                                          Not in his individual capacity but
                                          solely in his capacity as
                                          Administrative Trustee


                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Capital Securities referred to in the within-mentioned Declaration.

                                       THE CHASE MANHATTAN BANK,
                                       as Property Trustee


                                       By:
                                          -------------------------------------
                                          Authorized Officer

                                      A1-4

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Capital Security will be fixed at a rate per annum of 8.82% (the "Coupon Rate") of the Liquidation Amount of $1,000 per Capital Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions not due during an Extension Period (including the first semi-annual period during such period) in arrears for more than one semi-annual period will bear interest thereon compounded semi-annually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions," as used herein, includes such cash distributions and any such interest payable (including Compounded Interest and Additional Interest, if any) unless otherwise stated but does not include Additional Sums. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds on hand legally available therefor.

                  Distributions on the Capital Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from January 31, 1997 and will be payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 1997, except as otherwise described below and in the Declaration. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months and, for any period less than 6 months, the actual months elapsed and the actual days elapsed in a partial month in such period.

                  As long as no Event of Default has occurred and is continuing, the Debenture Issuer has the right under the Indenture, at any time and from time to time during the term of the Debentures, to defer payments of interest by extending the interest payment period on the Debentures for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period (an "Extension Period"), during which Extension Period no interest shall be due and payable, provided that no Extension Period shall extend beyond the Stated Maturity of the Debentures. Upon any such election, semi-annual Distributions on the Capital Securities will be deferred by the Trust during the term of the Extension Period. Distributions will continue to accumulate interest thereon (to the extent permitted by applicable law, but not exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Before the termination of any such Extension Period, and as long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer may further extend such Extension Period, provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 10 consecutive semi-annual periods or extend beyond the Stated Maturity of the Debentures. Payments of Distributions that have accumulated during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first scheduled Distribution payment date following the expiration of such Extension Period. Upon the expiration of any Extension Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Administrative Trustees shall, at the direction of the Sponsor, at any time dissolve the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

                  The Capital Securities shall be redeemable as provided in the Declaration.

                                      A1-5

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Capital Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Insert address and zip code of assignee)

and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     ----------------------------

Signature:
          -------------------------------------------
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

Signature Guarantee:
                    -----------------------------------------------------------

------------------------

* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                      A1-6

[Include the following if the Capital Security bears a Restricted Capital Securities Legend]

In connection with any transfer of any of the Capital Securities evidenced by this certificate, the undersigned confirms that such Capital Securities are being:

CHECK ONE BOX BELOW

                  (1)  / /   exchanged for the undersigned's own account
                             without transfer; or

                  (2)  / /   transferred pursuant to and in compliance with Rule
                             144A under the Securities Act of 1933; or

                  (3)  / /   transferred pursuant to and in compliance with
                             Regulation S under the Securities Act of 1933; or

                  (4)  / /   transferred to an institutional "accredited
                             investor" within the meaning of subparagraph
                             (a)(1), (2), (3) or (7) of Rule 501 under the
                             Securities Act of 1933 that is acquiring the Capital Securities for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act of 1933; or

                  (5)  / /   transferred pursuant to another available exemption
                             from the registration requirements of the Securities Act of 1933; or

                  (6)  / /   transferred pursuant to an effective registration
                             statement.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Capital Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3),
(4) or (5) is checked, the Registrar may require, prior to registering any such transfer of the Capital Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box 2 is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A or (ii) if box (4) is checked, the transferee must also provide to the Registrar a Transferee Letter of Representation in the form attached as Annex A to the Offering Memorandum of the Trust dated January 28, 1997.

Date:_____________________

Signature:__________________________
(Sign exactly as your name appears on the other side of this Capital Security Certificate)

                                      A1-7

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

                  THIS COMMON SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW. NEITHER THIS COMMON SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                  THE HOLDER OF THIS COMMON SECURITY BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS COMMON SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY "AFFILIATE" OF THE COMPANY WAS THE OWNER OF THIS COMMON SECURITY (OR ANY PREDECESSOR OF THIS COMMON SECURITY) EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) SO LONG AS THIS COMMON SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE
144A) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 (A) (1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS COMMON SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT, SUBJECT TO THE RIGHT OF THE TRUST AND THE COMPANY PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) PURSUANT TO CLAUSE (E), TO REQUIRE THAT THE TRANSFEROR DELIVER TO THE TRUST A LETTER FROM THE TRANSFEREE SUBSTANTIALLY IN THE FORM OF ANNEX A TO THE OFFERING MEMORANDUM OF THE TRUST DATED JANUARY 28, 1997. SUCH HOLDER FURTHER AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS COMMON SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                                      A2-1

Certificate No.                          No. of Common Securities: ____________

                    Certificate Evidencing Common Securities
                                       of
                            TRENWICK CAPITAL TRUST I

                             8.82% Common Securities

                 (Liquidation Amount $1,000 per Common Security)

                  TRENWICK CAPITAL TRUST I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Trenwick Group Inc. (the "Holder") is the registered owner of ________________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 8.82% Common Securities (Liquidation Amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed, in proper form for transfer and otherwise complying with the terms and conditions of the Declaration (as hereinafter defined). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are set forth herein, on the reverse hereof and in the Amended and Restated Declaration of Trust of the Trust dated as of January 31, 1997, among Trenwick Group Inc., as Sponsor, The Chase Manhattan Bank, as Property Trustee, Chase Manhattan Bank Delaware, as Delaware Trustee, and the Administrative Trustees named therein, as the same may be amended from time to time (the "Declaration"), and shall in all respects be subject to the provisions thereof, including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Each capitalized term used but not defined herein or in any legend, form or certificate hereon shall have the meaning given it in the Declaration. The Sponsor will provide a copy of the Declaration, the Common Securities Guarantee and the Indenture (including any supplemental indenture) to any Holder without charge upon written request to the Sponsor at its principal place of business.

                  Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Securities Guarantee to the extent provided therein.

                  By its acceptance hereof, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of ___________, 1997.

                                       TRENWICK CAPITAL TRUST I


                                       By:
                                          _____________________________________
                                          [Name]
                                          Not in his individual capacity but
                                          solely in his capacity as
                                          Administrative Trustee

                                      A2-2

                          [FORM OF REVERSE OF SECURITY]

                  Distributions payable on each Common Security will be fixed at a rate per annum of 8.82% (the "Coupon Rate") of the Liquidation Amount of $1,000 per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions not due during an Extension Period (including the first semi-annual period during such period) in arrears for more than one semi-annual period will bear interest thereon compounded semiannually at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest payable (including Compounded Interest and Additional Interest, if any) unless otherwise stated but does not include Additional Sums. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds available therefor.

                  Distributions on the Common Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from January 31, 1997 and will be payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 1997, except as otherwise described below and in the Declaration. Distributions will be computed on the basis of a 360-day year consisting of twelve 30 day months and, for any period less than 6 months, the actual months elapsed and the actual days elapsed in a partial month in such period.

                  As long as no Event of Default has occurred and is continuing, the Debenture Issuer has the right under the Indenture, at any time and from time to time during the term of the Debentures, to defer payments of interest by extending the interest payment period on the Debentures for a period not exceeding 10 consecutive semi-annual periods, including the first such semi-annual period during such extension period (an "Extension Period"), during which Extension Period no interest shall be due and payable, provided that no Extension Period shall extend beyond the Stated Maturity of the Debentures. Upon any such election, semi-annual Distributions on the Common Securities will be deferred by the Trust during the term of the Extension Period. Distributions will continue to accumulate interest thereon (to the extent permitted by applicable law, but not exceeding the rate of interest then accruing on the Debentures) at the Coupon Rate compounded semi-annually during any such Extension Period. Before the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period and as long as no Event of Default has occurred and is continuing under the Indenture, provided that such Extension Period, together with all such previous and further extensions within such Extension Period, may not exceed 10 consecutive semi-annual periods or extend beyond the Stated Maturity of the Debentures. Payments of Distributions that have accumulated during any Extension Period will be payable to Holders as they appear on the books and records of the Trust on the record date for the first scheduled Distribution payment date following the expiration of such Extension Period. Upon the expiration of any Extension Period and the payment of all accrued and unpaid interest and any additional amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

                  The Administrative Trustees shall, at the direction of the Sponsor, at any time dissolve the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

                  The Common Securities rank junior to the Capital Securities in certain circumstances as set forth in the Declaration.

                  The Common Securities shall be redeemable as provided in the Declaration.

                                      A2-3

                                   ASSIGNMENT

                  FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Insert address and zip code of assignee) and irrevocably appoints

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     -----------------------

Signature:
          ---------------------------------------------------
(Sign exactly as your name appears on the other side of this Common Security Certificate)

Signature Guarantee:
                    -----------------------------------------------------------


---------------------

* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                      A2-4

In connection with any transfer of any of the Common Securities evidenced by this certificate, the undersigned confirms that such Common Securities are being:

CHECK ONE BOX BELOW

                  (1)  / /   exchanged for the undersigned's own account without
                             transfer; or

                  (2)  / /   transferred pursuant to and in compliance with Rule
                             144A under the Securities Act of 1933; or

                  (3)  / /   transferred pursuant to and in compliance with
                             Regulation S under the Securities Act of 1933; or

                  (4)  / /   transferred to an institutional "accredited
                             investor" within the meaning of subparagraph
                             (a)(1), (2), (3) or (7) of Rule 501 under the
                             Securities Act that is acquiring the Preferred
                             Security for its own account, or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act; or

                  (5)  / /   transferred pursuant to another available exemption
                             from the registration requirements of the Securities Act of 1933; or

                  (6)  / /   transferred pursuant to an effective registration
                             statement

Unless one of the boxes is checked, the Registrar will refuse to register any of the Common Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3),
(4) or (5) is checked, the Registrar may require, prior to registering any such transfer of the Common Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act; provided, further, that (i) if box 2 is checked, the transferee must also certify that it is a qualified institutional buyer as defined in Rule 144A or (ii) if box 4 is checked, the transferee must also provide a Transferee Representation Letter in the form attached as Annex A to the Offering Memorandum of the Trust, dated January 28, 1997.

Date:_______________________

Signature:______________________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)

                                      A2-5